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CONFIDENTIAL INFORMATION REDACTED                                  Exhibit 10.74

                     (Translation of Thai Language Original)

                       THE AGREEMENT FOR MARKETING SERVICE
                            OF MOBILE TELEPHONE UNDER
                      THE CELLULAR DIGITAL AMPS 800 BAND A
                          SYSTEM OF THE COMMUNICATIONS
                              AUTHORITY OF THAILAND
                                     BETWEEN
                    THE COMMUNICATIONS AUTHORITY OF THAILAND
                                       AND
                HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED

                                   ----------

THIS AGREEMENT is made at the Communications Authority of Thailand No. 99 Moo 3, Chaeng Watthana Road, Kwaeng Thung Song Hong, Khet Laksi, Bangkok Metropolis 10002 on 11 August 2003 between THE COMMUNICATIONS AUTHORITY OF THAILAND, by Mr. Thirapong Suttinon, Governor of the Communications Authority of Thailand, hereinafter referred to as "CAT", on the one part, and HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED (previously known as TAWAN MOBILE TELECOM LIMITED), a company incorporated under the laws of Thailand, by Mr. Ormsin Chivapruck and Mr. Stephen Wing Fai Sun, the Directors authorized to sign to bind HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED as evidenced by the Certification Document of the Partnerships and Companies Registration Office, Bangkok Metropolis No. 10939 dated 16 July 2003, which is attached hereto and referred to in Clause 18.1, and having its head office located at 1768 IFCT Tower Floor 23rd Floor, New Petchburi Rd., Kwaeng Huay Kwang, Khet Bangkapi, Bangkok 10320, hereinafter referred to as the "Company", on the other part.

The Parties agree as follows:

CLAUSE 1.  DEFINITIONS

In this Agreement:

"Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT" means the provision of means for the sale of cellular mobile telephones, the provision of means for the sale of services of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT including additional services under the Cellular Digital AMPS 800 Band A System of CAT as well as the provision of the after sale services and supplementary services relating to the sale and the marketing promotion thereof.

"Metropolitan" means Bangkok Metropolis and Nonthaburi, Samutprakarn, Pathumthani, Prachuab Kirikhan, Petchburi, Ratchaburi, Kanchanaburi, Nakorn Pathom, Samutsongkram, Samutsakorn, Suphanburi, Ayudhaya, Angthong, Lopburi, Singburi, Prachinburi, Nakorn Nayok, Srakaew, Chonburi, Chachoengsao, Rayong, Chantaburi, Trad.

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"Upcountry" means other provinces outside the Metropolitan.

"Access Fee" means the fee for the mobile telephone number as imposed to the recipients of service by CAT in accordance with regulations and orders of CAT relating to cellular mobile telephone services.

"Airtime Charges" means the charges for cellular mobile telephone services and fees for the uses of additional services as imposed to the recipients of service by CAT in accordance with regulations and orders of CAT relating to cellular mobile telephone services but not including fees for the use of overseas call and other telecommunication services made available by CAT.

"Connecting Fee" means the fee for connecting the cellular mobile telephone network of CAT with the telephone or telecommunications network of the Telephone Organization of Thailand or of any person who is authorized, entitled or permitted to the providing of telephone or telecommunications services.

"Monthly Service Fee" means the Access Fee and the Airtime Charges which CAT imposes to the recipients of service on a monthly basis.

"Sign-on Fee" means the fee for allocation of mobile telephone number under the cellular system, which is to be paid to CAT by the recipients of service, as prescribed in the regulations and orders of CAT relating to the service of mobile telephone under the cellular system."

"Revenue received by CAT" means the amount of Monthly Service Fee billed to the recipients of service as stated in the invoices deducted by Connecting Fees, Roaming fees and remuneration for marketing services payable to the Company in Clause 5.

"Roaming Fee" means the fees for joint utilization of the networks of other service providers of mobile telephone under the cellular system.

"Force Majeure" means to include any event outside the reasonable control of the party concern that prevents such party from implementing this Agreement, such as storm, flood, fire or peril or other similar natural calamity, riot or civil commotion, usurpation, embargo, blockage, accident during transportation of the equipment and accessories, strike, ware, unreasonable delay by government agency or any other state enterprise in providing necessary service requested by the Company.

"Postpaid Service" means mobile telephone service under the cellular digital AMPS 800 Band A System of CAT, where the recipients of service are required to execute a written service agreement with CAT, and CAT charges a Monthly Service Fee from the recipients of service after the use of services.

"Prepaid Service" means mobile telephone service under the cellular digital AMPS 800 Band A system of CAT, where the recipients of service are not required to execute a written service agreement with CAT, and the recipients of service pay for the services, whether through the

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purchase of a prepaid card, or through the addition of service fee, prior to using the aforesaid services

"Fees" means fees as prescribed in regulations or orders of CAT in respect of the cellular mobile telephone services the recipients of service charges its customers "International Call Fees" means service fees for international calls which CAT charges its recipients of service marketed by the Company under this Agreement

"Content Service Fees" means service fees for which a content provider, who is a third-party, charges in the fixed rate of [***] of the content service fees that CAT charges its recipients of service.

 "Prepaid Service Fees" means service fees which have the value according to face value of prepaid cards and service fees which have the value according to the amount of money added to the service fee for Prepaid Services.

"International Roaming Services" means the provision of international roaming services of both the inbound roaming and outbound roaming for the mobile telephones under the Cellular Digital AMPS 800 Band A System of CAT in the Central Region where CAT has assigned the Company to undertake marketing activities under this Agreement in the forms of voice, SMS and data, both inbound roaming and outbound roaming, and other relevant services as the Parties may agree upon.

CLAUSE 2.  THE MARKETING SERVICE OF MOBILE TELEPHONE UNDER THE CELLULAR DIGITAL
           AMPS 800 BAND A SYSTEM

CAT agrees for the Company to provide the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT so that there will be recipients of the service of the mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT specifically in respect of the numbers which CAT assigns the Company to undertake the marketing service in the Metropolitan of not less than [***] numbers, divided into new recipients of service subscribing not less than [***] numbers and existing recipients of service who have used the service of the mobile telephone under the Cellular Analog AMPS 800 Band A System of CAT as of September 30, 2000 and whom shall be encouraged by the Company to come to use the service of the mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT, subscribing the balance of approximately [***] numbers. In doing so, the Company shall comply with conditions herein stipulated including the rules, regulations, orders and policy of CAT.

CLAUSE 3.  DURATION FOR PROVISION OF MARKETING SERVICE

CAT agrees for the Company to provide the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT, as stipulated in Clause 2 hereof, for a period commencing from 22 April 1998 until 21 April 2015.

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CLAUSE 4.  CONDITIONS FOR MARKETING SERVICE

4.1 The Company shall provide the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT as herein stipulated to recipients of service of mobile telephones under the Cellular Digital AMPS 800 Band A System as follows:

        4.1.1 For the first [***] numbers, to be subscribed within 1 year from the effective date of the Agreement Amending the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000, which are divided into new recipients of service subscribing [***] numbers and existing recipients of service who use the service of the mobile telephone under the Cellular Analog AMPS 800 Band A System of CAT and whom shall be encouraged by the Company to come to use the service of the mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT, subscribing another [***] numbers.

        4.1.2 For the following [***] numbers, to be subscribed within 1 year from the expiry date of the period stipulated in Clause 4.1.1, which are divided into new recipients of service subscribing [***] numbers and existing recipients of service who use the service of the mobile telephone under the Cellular Analog AMPS 800 Band A System of CAT and whom shall be encouraged by the Company to come to use the service of the mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT, subscribing approximately [***] numbers.

        4.1.3 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.2.

        4.1.4 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.3.

        4.1.5 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.4.

        4.1.6 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.5.

        4.1.7 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.6.

        4.1.8 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.7.

        4.1.9 For the next [***] numbers, to be subscribed within the period of 1 year from the

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                expiry date of the period stipulated in Clause 4.1.8.

        4.1.10 For the next [***] numbers, to be subscribed within the period of 1 year from the expiry date of the period stipulated in Clause 4.1.9.

4.2 The Company shall, at its sole expenses, encourage the existing recipients of service who currently use the service of mobile telephone under the Cellular Analog AMPS 800 Band A System of CAT to come to use the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT as stipulated herein. If, within 2 years form the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000, the Company is unable to encourage the existing recipients of service who currently use the service of mobile telephone under the Cellular Analog AMPS 800 Band A System of CAT to come to use the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT under this Agreement wholly, CAT has the right to dispose of those recipients whom the Company can yet to encourage to other service providers under the cellular system.

4.3 As the Company has agreed to guarantee the minimum Revenue received by CAT to CAT according to Clause 4.5, if the Company fail to achieve the number of recipients of service within the period as provided in Clause
        4.1.1 to 4.1.10, such shall not be the breach of the Agreement under Clause 13 and CAT shall not have the right to terminate this Agreement thereunder.

4.4 The Company shall, from the day immediately following to expiry date of the period stipulated in Clause 4.1.10 until the expiry of the period stipulated in Clause 3, provide the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT to the extent that there shall always be recipients of service subscribing not less than [***] numbers. Should it appear that there are recipients of service subscribing less than [***] numbers for any consecutive period of 1 (One) year, CAT shall be entitled to provide marketing service by itself or assign other person to undertake the marketing service so as to render the unsubscribed numbers so subscribed, and the Company shall thereby not be entitled to the remuneration stipulated in Clause 5 for the numbers directly marketed by CAT or such other person. However, CAT shall be liable to pay the lease fees, and fees for improvement, replacement, repair and maintenance in respect of the equipment and accessories in Clause 16.4 to the Leasing Company in proportion to the numbers of which CAT is entitled to provide the marketing service or assigns other person to undertake the marketing service.

4.5 Within the period in Clause 3, to guarantee the Revenue received by CAT in each year to CAT, the Company agrees to guarantee the minimum Revenue received by CAT in each year for the whole term of this Agreement in the amount of not less than [***], divided into the following amount per year:

        Year 1     (1 October 2000 to 30 September 2001) is  [***]
             2     (1 October 2001 to 30 September 2002) is  [***]

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             3     (1 October 2002 to 30 September 2003) is  [***]
             4     (1 October 2003 to 30 September 2004) is  [***]
             5     (1 October 2004 to 30 September 2005) is  [***]
             6     (1 October 2005 to 30 September 2006) is  [***]
             7     (1 October 2006 to 30 September 2007) is  [***]
             8     (1 October 2007 to 30 September 2008) is  [***]
             9     (1 October 2008 to 30 September 2009) is  [***]
             10    (1 October 2009 to 30 September 2010) is  [***]
             11    (1 October 2010 to 30 September 2011) is  [***]
             12    (1 October 2011 to 30 September 2012) is  [***]
             13    (1 October 2012 to 30 September 2013) is  [***]
             14    (1 October 2013 to 30 September 2014) is  [***]
             15    (1 October 2014 to 21 April 2015) is      [***]

        The term "year" means a period of 12 months of the 1st to 15th year, which, for the 1st to 14th year, shall commence on October 1 until September 30 of the following year and for the 15th year shall commence on October 1, 2014 until April 21, 2015.

        The term "half-year" means a period of 6 months of each year, the first of which commencing on October 1 until March 31 of the following year and the second of which commencing on April 1 until September 30 of the same year except the 15th year which has only the first half of the year which shall commence on October 1, 2014 until April 21, 2015.

4.6 In the case that Annual Revenue received by CAT for an entire year is less than the minimum Revenue received by CAT in that year under Clause 4.5, the Company must additionally pay to CAT equal to the minimum Revenue received by CAT, subtracted by the Annual Revenue received by CAT in the particular year by making payment to CAT as follows:

        4.6.1 If Revenue received by CAT during the first half of the year is lower than the minimum Revenue received by CAT under Clause 4.5 for the first half of the year, the Company must make an additional payment to CAT in an amount equal to:

                the minimum Revenue received by CAT under Clause 4.5 for the first half of the year subtracted by Revenue received by CAT during the first half of the year.

                The Company shall make the additional payment thereof to CAT within 7 days following March 31 of the 1st to 14th year, and on April 21, 2015 of the 15th year.

        4.6.2 If Revenue received by CAT during the first half of the year is lower than the minimum Revenue received by CAT under Clause 4.5 for the first half of the year but Revenue received by CAT during the second half of the year is higher than the minimum Revenue received by CAT under Clause 4.5 and:

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                (1)     If Revenue received by CAT for the entire year is lower
                        than the minimum Revenue received by CAT under Clause
                        4.5 for that year but Revenue received by CAT for the entire year plus the additional payment that the Company must pay to CAT under Clause 4.6.1 is higher than the minimum Revenue received by CAT for that entire year, CAT must make repayment to the Company in an amount equal to:

                        Revenue received by CAT for the entire year plus the additional payment that the Company must pay to CAT under Clause 4.6.1, subtracted by the Revenue received by CAT under Clause 4.5 for that entire year.

                (2) If Revenue received by CAT for the entire year is higher than the minimum Revenue received by CAT under Clause
                        4.5 for that entire year, CAT must make repayment to the Company in an amount equal to the additional payment that the Company must pay to CAT under Clause 4.6.1.

                        CAT agrees to make repayment under (1) or (2) to the Company within 7 days following September 30 of the 1st to 14th year, and April 21, 2015 of the 15th year.

        4.6.3 If Revenue received by CAT during the first half of the year is higher than the minimum Revenue received by CAT under Clause 4.5 for the first half of the year and Revenue received by CAT during the second half of the year is lower than the minimum Revenue received by CAT under Clause 4.5 for the second half of the year, whereby

                (1) Revenue received by CAT for the entire year is lower than the minimum Revenue received by CAT under Clause
                        4.5 for that entire year, the Company must make an additional payment to CAT in an amount equal to:

                        the minimum Revenue received by CAT under Clause 4.5 for the entire year subtracted by Revenue received by CAT for that entire year.

                        The Company must make an additional payment thereof to CAT within 7 days following September 30 of the 1st to 14th year, and April 21, 2015 of the 15th year.

                (2) Revenue received by CAT for the entire year is higher than the minimum Revenue received by CAT under Clause
                        4.5 for that entire year, the Company needs not make payment to CAT.

4.7 In respect of the compensation of the Access Fees under Clause 4.3 of the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A

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        System of CAT dated 14 August 1996 which the Company owes to CAT, CAT agrees that the Company can defer the payment of such outstanding compensation of the Access Fees and interest to CAT. There will be calculation of the compensation and default interest thereon at [***] as from 22 April 1999 until the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000 and such compensation and interest shall not accrued after the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000. However, if the Company fails to procure, install, test and transfer title in the equipment and accessories and test equipment and RF sub-system analysis device including spare parts thereof for the [***] cell sites in Clause 16.1 to CAT in full and ready for service by 30 November 2000, there will be calculation of the compensation and interest thereon at [***] according to Clause 4.3 of the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT dated 14 August 1996 backwards to the day following the effective date of the Agreement Amending the Marketing Agreement No. 2/2543 dated 16 October 2000 until the Company can procure, install, test and transfer the title in the equipment and accessories and test equipment and RF sub-system analysis device including spare parts thereof in full and is ready to provide the service up to [***] cell sites to CAT according to Clause 16.1.

4.8 For the compensation for Access Fees together with interest which the Company owes to CAT under Clause 4.7 above, CAT agrees that the Company can defer the payment for 3 years without interest and make payment in 3 installments. The first installment in the amount of [***] of the total amount of such compensation and interest shall be paid within 1 October 2003, the second installment in the amount of [***] thereof within 1 October 2004, and the last installment in the amount of [***] thereof within 1 October 2005.

        If the Company is in default of any installment payment of the compensation and interest under the first paragraph, it shall be deemed that the Company is in default of payment of the whole amount of debt and the Company must pay all the outstanding compensation for Access Fees together with interest thereon at [***] to CAT as from the date of default until full payment is made. The provisions in this Clause shall not prejudice the right of termination of CAT under Clause 13.

CLAUSE 5.  REMUNERATION FOR MARKETING SERVICE

5.1 Subject to the stipulations of Clause 5.3, throughout the period stipulated in Clause 3, CAT agrees to remunerate the Company for the provision of the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT as follows:

        5.1.1 At the rate of [***] of the Access Fees according to the amount billed to the recipients of service and Value Added Tax, payable within 20 (Twenty) days

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                from the date on which CAT has duly received the Access Fee pursuant to Clause 7.1. If CAT fails to make payment to the Company in such period, the Company shall have the right to setoff the remuneration under this Clause 5.1.1 against any amount which the Company must remit or pay to CAT under this Agreement.

        5.1.2 At the rate of [***] of the sum representing the Monthly Service Fees according to the amount billed to the recipients of service as specified in the invoices less Connecting Fees and Roaming Fees, payable to the Company in accordance with Clause 5.2.

                In calculating the remuneration as above-mentioned, the Value Added Tax levied on the Sign-on Fees and the Monthly Service Fee, which is paid by CAT for or collected from the recipients of service, shall, prior to such calculation, be deducted.

        5.1.3 Since the Company must be responsible for paying the expenses under Clauses 16.4 and 16.9, both Parties agree that such rate of remuneration for marketing service in Clauses 5.1.1 and 5.1.2 shall be adjusted according to the number of equipment and accessories as well as equipment and accessories for the additional services relating to mobile telephone under the Cellular Digital AMPS 800 Band A System, the test equipment and RF sub-system analysis device and all requisites in the operation of the cell sites which have been completely installed and tested and are in service, as follows:

               5.1.3.1 In case of Postpaid Service where the Access Fees are imposed at [***] per number per month:

                        (1) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connection Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Company has completely procured, installed, tested and transferred the title of the equipment and accessories and test equipment and RF sub-system analysis device including spare parts thereof, and is ready to provide service to CAT according to Clause 16.1 for up to [***] cell sites.

                        (2) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the

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                                invoices after deduction of the Connecting Fees,
                                Content Service Fees, and Roaming Fees,
                                commencing as from the day following the date on which the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

                        (3) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

                        (4) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

                        (5) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

               5.1.3.2 In case of Postpaid Service where the Access Fees are imposed at Baht 300 per number per month:

                        (1) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value

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                                     - 11 -

                                Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Leasing Company has completely procured, installed, tested and transferred the title in the equipment and accessories, the test equipment and RF sub-system analysis device including spare parts thereof, and is ready to provide service to CAT according to Clause 16.1 for up to [***] cell sites.

                        (2) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device devices, and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

                        (3) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

                        (4) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

                        (5) At the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from the day following the date on which the Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4, and can provide the service for up to [***] cell sites.

               5.1.3.3 In case that the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 and can provide the service up to [***] cell sites, if the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause
                        16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service at the rate according to Clause 5.1.3.1(1) or Clause 5.1.3.2(1), as the case may be.

               5.1.3.4 In case that the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 and can provide the service up to [***] cell sites, if the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause
                        16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service as follows:

                        (1) In the case that less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(1) or Clause 5.1.3.2(1), as the case may be.

                        (2) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(2) or Clause 5.1.3.2(2), as the case may be.

               5.1.3.5 Subject to Clauses 5.1.3.6 and 5.1.3.7, in case that the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause
                        16.4 and can provide the service up to [***] cell sites, if the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service as follows:

                        (1) In the case that less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(1) or Clause 5.1.3.2(1), as the case may be.

                        (2) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(2) or Clause 5.1.3.2(2), as the case may be.

                        (3) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(3) or Clause 5.1.3.2(3), as the case may be.

               5.1.3.6 In case that the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 and can provide the service up to [***] cell sites, but cannot yet install and test the said equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites and be ready to provide the service for up to [***] cell sites or more within 30 November 2004, the Parties agree to adjust the remuneration for marketing service under Clause 5.1.3.1 (4) or Clause
                        5.1.3.2 (4), as the case may be, to the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from 1 December 2004 until the Leasing Company can completely install and test the said equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites and provide the service up to [***] cell sites or more. If, during 1 December 2004 to 30 November 2005, the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service as follows:

                        (1) In the case that less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(1) or Clause 5.1.3.2(1), as the case may be.

                        (2) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(2) or Clause 5.1.3.2(2), as the case may be.

               5.1.3.7 In the time period following Clause 5.1.3.6, if the Leasing Company still cannot install and test the equipment and accessories, the test equipment, and RF sub-station system analysis device and all requisites under Clause 16.4 and be ready to provide the service for up to [***] cell sites or more by 30 November 2005, the Parties agree to adjust the remuneration for marketing service payable to the Company under Clause
                        5.1.3.6 [***] to the rate of [***] of the Sign-on Fees and Fees according to the amount billed to the recipients of service together with Value Added Taxes of the remuneration for marketing services, and the Monthly Service Fees (exclusive of Value Added Taxes) according to the amount billed to the recipients of services as shown in the invoices after deduction of the Connecting Fees, Content Service Fees, and Roaming Fees, commencing as from 1 December 2005 until the Leasing Company can completely install and test the said equipment and accessories, the test equipment, and RF sub-station system analysis device and all requisites and provide the service for up to [***] cell sites or more. If, during 1 December 2005 until the date on which the Leasing Company has completely installed and tested the said equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites and can provide the service up to [***] cell sites or more, the equipment and accessories, test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service at the rate under Clause 5.1.3.1(1) or Clause 5.1.3.2(1), as the case may be.

               5.1.3.8 In case that the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 and can provide the service up to [***] cell sites or more, if the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause
                        16.4 which have been installed and tested by the Leasing Company and are in service cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service as follows:

                        (1) In the case that less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(1) or Clause 5.1.3.2(1), as the case may be.

                        (2) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(2) or Clause 5.1.3.2(2), as the case may be.

                        (3) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate under Clause 5.1.3.1(3) or Clause 5.1.3.2(3), as the case may be.

                                In calculating the number of equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites for the purpose of adjusting the rate of remuneration for marketing service under this Clause 5.1, it shall be deemed that such equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites are completely installed and tested and ready for service when the they are tested in accordance with the procedures prescribed in the document attached hereto an referred to in Clause 15.4 and the CAT representative participates in and approves such test. The Company shall notify CAT in writing at least 7 CAT's business days prior to the test date. In case that a notice has been given in advance but CAT fails to assign its representative to attend the test, it is agreed that the test needs no approval from CAT representative.

               5.1.3.9  In case of the Prepaid Service

                        (1) At the rate of [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services) and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service

                                Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

               5.1.3.10 In the case that the Leasing Company has completely installed and tested the equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 and has provided the service up to [***] cell sites, but the Leasing Company is not able to completely install and test the equipment and accessories, the test equipment and RF sub-station system analysis device and provide the service of over [***] cell sites by 30 November 2004, the Parties agree to adjust the remuneration for marketing service payable to the Company under Clause
                        5.1.3.9 to the rate of to [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees, commencing as from 1 December 2004 until the Leasing Company can completely install and test the said equipment and accessories, the test equipment, and RF sub-station system analysis device and all requisites and provide the service for up to [***] cell sites or more. However, if, during 1 December 2004 to 30 November 2005, the equipment and accessories, test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service as follows:

                        (1) In the case that less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate of [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

                        (2) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate of [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added

                                Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

               5.1.3.11 In the time period following Clause 5.1.3.8, if the
                        Leasing Company still cannot install and test the equipment and accessories, the test equipment, and RF sub-station system analysis device and all requisites under Clause 16.4 and be ready to provide the service for up to [***] cell sites or more by 30 November 2005, the Parties agree to adjust the remuneration for marketing service payable to the Company under Clause
                        5.1.3.8 [***] to the rate of [***] of the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees, commencing as from 1 December 2005 until the Leasing Company can completely install and test the said equipment and accessories, the test equipment, and RF sub-station system analysis device and all requisites and provide the service for up to [***] cell sites or more. However, if during 1 December 2005 until the date on which the Leasing Company has completely installed and tested the said equipment and accessories, the test equipment and RF sub-station system analysis device and all requisites and can provide the service up to [***] cell sites or more, the equipment and accessories, test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 which have been installed and tested by the Leasing Company and are in service up to [***] cell sites cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service at the rate [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

               5.1.3.12 In the case that the equipment and accessories, test equipment and RF sub-station system analysis device and all requisites under Clause 16.4 have been installed and tested by the Leasing Company and are in service up to [***] cell sites but cannot provide the service for a consecutive period more than 120 days, whether at any one or several cell cites, CAT shall pay remuneration for marketing service to the Company during the period of unavailability of the service as follows:

                        (1) In the case that less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate of [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

                        (2) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate of [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

                        (3) In the case that [***] cell sites or more but less than [***] cell sites are in service, CAT shall pay remuneration for marketing service to the Company at the rate of [***] of the Fees according to the amount billed to the recipients of service (together with Value Added Taxes of the remuneration for marketing services), and the Prepaid Service Fees sold or added (exclusive of Value Added Taxes) after deduction of the Connecting Fees at the rate of [***] of the Prepaid Service Fees (which is inclusive of Value Added Taxes), Content Service Fees, and Roaming Fees.

               5.1.3.13 A prepaid card may only be used for the mobile
                        telephone service under the cellular digital AMPS 800 Band A System of CAT within Thailand, and the payment of remuneration for marketing service shall be calculated pursuant to Clauses 5.1.3.9 to 5.1.3.12. In case the Parties desire to allow the use of a prepaid card for International Roaming Services, international call services, or other services of the CAT relating to the mobile telephone service under Digital AMPS 800 Band A of CAT, CAT and the Company shall further enter into a written agreement prescribing the terms of such services and the rate for payment of remuneration for marketing services therefor.

               5.1.3.14 Any Fees which the Company is required to remit to the
                        CAT under Clauses 7.2 and 7.5 for calculation of the remuneration for marketing service under Clause 5.1.3 of this Agreement, and any Fees, which are deemed to belong to the Company and need not be remitted to the CAT nor counted for the calculation of the aforesaid remuneration for marketing service, are to be in accordance with the stipulations by CAT

5.2 CAT shall pay the remuneration, as stipulated in Clause 5.1.2 or Clause 5.1.3, to the

        Company in consideration for providing of the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT, together with the Value Added Tax levied on such remuneration which CAT is required by law to pay, within three business days of CAT from the day following the date on which CAT receives in full each payment of the Monthly Service Fees from the Company according to Clause 7.2, or from the day following the date on which CAT receives payment of the service fees for Prepaid Service according to Clause 7.5 (as the case may be). The Company shall simultaneously issue and give to CAT the Receipt for such payments together with the Tax Invoice thereof. If CAT fails to pay the amount in the said period, the Company can setoff such amount against the amount payable or remittable by the Company to CAT under this Agreement.

5.3 In case that CAT or the National Telecommunications Board, the Ministry of Transport and Communications or any other state entity being authorized, entitled or permitted to regulate telecommunications service ceases to impose the Access Fee or the Sign-on Fee, or imposes the Access Fee at the rate lower than [***] per number per month or higher than [***] per number per month, or imposes the Sign-on Fee at the rate lower or higher than the rate imposed on the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000, or imposes the Airtime Charges at a rate lower or higher than [***] per minute, which will cause the Revenue of CAT or the remuneration of the Company hereunder to be reduced or increased, whichever the case may be, CAT and the Company will negotiate in good faith, with reason, to reach a mutual agreement to decrease or increase the Revenue of CAT or the remuneration of the Company as justified to both parties.

        In case that CAT ceases to impose, or reduces or increases the rates of the Sign-on Fee, the Access Fee and the Airtime Charge under the first paragraph as requested by the Company, the Company is not entitled to ask CAT to increase its remuneration or to claim any compensation.

5.4 If the Company fails to pay the compensation for Access Fees and/or the interest as provided in Clause 4.7, fails to remit performance security and/or Sign-on Fee as provided in Clause 7.1, fails to remit Monthly Service Fee, Fees, and/or International Call Fees as provided in Clause 7.2, fails to remit the Prepaid Service Fees under Clause 7.5, or fails to pay other expenses or money according to Clauses 16.9, 16.10, 16.11, 16.12, 16.13, 16.14 and/or 18 or surcharge, penalty, interest or any other money to CAT within the period provided in this Agreement, CAT shall have the right to setoff such compensation for Access Fees and/or any interest or performance security or Sign-on Fees or Monthly Service Fees, Fees, International Call Fees and/or Prepaid Service Fees, or surcharge, penalty, interest, expenses or any other aforementioned money, against the remuneration for marketing service, interest or any other money that CAT has to pay to the Company under this Agreement.

5.5 CAT agrees to pay remuneration for marketing service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT in respect of the Sign-on Fees and the Monthly Service Fees accrued before and during the month in which the Agreement

        Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000 becomes effective as follows:

        5.5.1 At the rate of [***] of the Sign-on Fees together with Value Added Tax, within 20 (Twenty) days following the date on which CAT duly receives such Sign-on Fees from the Company.

        5.5.2 At the rate of [***] of the Monthly Service Fees less Connecting Fees and Roaming Fees in respect of the numbers that used the service as can be collected by CAT from the users of those numbers according to the invoices which CAT issues to them.

                In calculating the above remuneration, the Value Added Taxes on the Sign-on Fees and Monthly Service Fees which CAT paid for or collected from the recipients of service shall be deducted first.

                CAT agrees to pay remuneration for marketing service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT according to the first paragraph and Value Added Tax thereon which CAT is liable according to law, and to send a summary statement of the Monthly Service Fees already received by CAT to the Company within the 20th (Twentieth) day of the month following the month in which CAT receives such Monthly Service Fees. The Company must issue a receipt for the remuneration under Clause 5.5.1 and 5.5.2 as well as a tax invoice to CAT simultaneously.

        5.6 CAT agrees to pay remuneration from the Company's collection of payment of the International Call Fees at the rate of [***] of the International Call Fees according to the amount billed to the recipients of service, whether or not the Company receives payment from the recipients of service, together with the Value Added Tax levied on such remuneration which CAT is required by law to pay, within three business days of the CAT from the day after date on which CAT receives each monthly payment for the International Call Fees pursuant to Clause 7.2 in full. The Company shall simultaneously issue and give to CAT the Receipt for such payments together with the Tax Invoice thereof. If CAT fails to pay the amount in the said period, the Company can setoff such amount against the amount payable or remittable by the Company to CAT under this Agreement.

CLAUSE 6.  EXECUTION OF THE SERVICE AGREEMENT

6.1 In the case of Postpaid Service, the Company shall require the recipients of service to enter into the Service Agreement with CAT in accordance with the terms and conditions and at the fee rate which are not higher than the rates to be prescribed by CAT, subject to Clause
        9.2. CAT agrees that the Company may print its company name, logo, and brand name on the Service Agreement. The Company shall solely bear all expenses relating to the printing of the forms of the Service Agreement and arrangement for the recipients of service to execute the same with CAT.

        In making the arrangement for the recipients of service to execute the Service Agreement with CAT as stipulated in the preceding paragraph, the Company shall exercise care in verifying the correctness and genuineness of documents provided by the recipients of service for the purpose of attaching the same to the Service Agreement, (e.g. the originals and copies of the Identification Card, House Registration, Certification Document of Juristic Person, etc.) including the capacity of the recipients of service in entering into a juristic act and the validity and enforcement of the Service Agreement under the law. In the event that any such document is forged, altered, false or incorrect in any respect, or the recipients of service are incompetent or deficient in entering into a juristic act, or the Service Agreement is not valid or is not enforceable under the law, and thereby causing CAT in not being able to collect the Monthly Service Fees for the use of mobile telephones under the Cellular Digital AMPS 800 Band A System, International Call Fees and other related service fees payable to CAT for the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT, the Company is always required to remit the Monthly Service Fees and International Call Fees to CAT according to Clause 7.2 in full, and the Company must be liable in respect of the fees for the use of other services of CAT relating to the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT, which shall be limited only to the amount thereof that cannot be collected by CAT exclusive of interest or any other penalty and surcharge which CAT is entitled to demand from the recipients of service. The Company must pay such fees to CAT within 15 days from the date of receipt of written notice from CAT. If the Company fails to do so, the Company must pay interest at [***] of such amount to CAT. A fraction of a month shall be treated as one month for this purpose.

        The liability of the Company in respect of the fees for the use of other services of CAT relating to the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT pursuant to the second paragraph arises only when CAT has used its best efforts to verify the matter and complete the process of investigating, following through, and demand collection in full from the service's recipient whose name appears in the Service Agreement and has informed the Company of the result thereof.

        The Company shall not be liable in respect of the fees for the use of other services of CAT relating to the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT pursuant to the second paragraph if the Company has exercised reasonable care in verifying the correctness and genuineness of the documents provided by the recipients of service for the purpose of attaching the same to the Service Agreement at the same level that other reasonable persons in the same business would do.

6.2 The Company shall send to CAT 1 original of the Service Agreement together with 1 duplicate copy thereof and supplementary documents thereto, made with each of the recipients of service, within the 15th (Fifteenth) day of the month following the month in which the said Service Agreement was entered into. In the event of modification, amendment or addition to the Service Agreement and/or any supplementary document thereto, the Company shall send to CAT an original and a duplicate copy of the Service

        Agreement and/or any supplementary document bearing such modification, amendment or addition within the 15th (Fifteenth) day of the month following the month in which such modification, amendment or addition was made.

6.3 The Service Agreement shall stipulate that in case the Service Agreement is terminated or extinguished, the Company must be responsible to return the performance security to the recipient of service after deduction of his outstanding debt (if any) meanwhile CAT will not have any responsibility therefor.

CLAUSE 7.  COLLECTION AND REMITTANCE OF PERFORMANCE SECURITY, SIGN-ON FEES,
           FEES, MONTHLY SERVICE FEES, PREPAID SERVICE FEES, AND INTERNATIONAL CALL FEES

7.1 The Company shall collect the performance security, the Sign-on Fees, and Fees, at the rates prescribed by CAT subject to Clause 9.2. The Company shall issue receipts and tax invoices therefor on behalf of CAT. CAT hereby agrees to appoint the Company to act as its agent to issue such receipts and tax invoices on its behalf CAT. The Company shall, within the 15th (fifteenth) day of each month following the month in which the said Service Agreements were executed, send to CAT the amounts equal to [***] of the performance security and the Sign-on Fees, together with the originals and duplicate copies of the Service Agreements and the supplementary documents of respective recipients of service as stipulated in Clause 6.2.

        Should the Company fail to remit the performance security and/or the Sign-on Fees to CAT within the period stipulated in the first paragraph, the Company shall pay a surcharge at the rate of [***] on the outstanding amount(s) of the performance security and/or the Sign-on Fees. A fraction of a month shall be treated as one month for this purpose.

        Subject to Clause 6.3, the Company is entitled to retain and utilize the balance of the performance security equal to [***] thereof and shall not be obliged to pay any interest thereon or other payments to CAT. In the event that there is the interest on the performance security payable to the recipient of service, CAT shall bear the interest in respect of the portion of [***] of the performance security and the Company shall bear the interest in respect of the portion of [***] of the performance security.

        In every three-month period, CAT shall remit the amount of [***] of the performance security to the Company in respect of the Service Agreement terminated or extinguished during the said three months in order that the Company shall setoff this amount against the amount unpaid by, and/or return this amount to, the recipients of service. If CAT fails to remit this amount to the Company, the Company shall have the right to setoff this amount against the sum remittable or payable by the Company to CAT under this Agreement.

7.2 In providing the Postpaid Service, CAT agrees to have the Company print and send the invoices to the recipients of service on behalf of CAT and collect from the recipients of services the Monthly Service Fees, Fees and International Call Fees at the rate prescribed by CAT (subject to Clause 9.2) on behalf of CAT as well as to issue the receipts on behalf of CAT. CAT hereby agrees to appoint the Company to act as its agent to issue the receipts for the Monthly Service Fees, Fees and International Call Fees paid by the recipients of service, on behalf of CAT. CAT further agrees to authorize the Company to make the demand, take legal action, and file lawsuits against the recipients of service for all the debts arising from the Monthly Service Fees, Fees and International Call Fees unpaid by the recipients of service in the name of the Company. The Company shall be responsible for all lost debts in respect of the said Monthly Service Fees, accrued as from the effective date of the Amendment to the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT, No. 2/2543 dated 16 October 2000. The Company shall remit the said Monthly Service Fees to CAT according to the third paragraph in full. The Company agrees to assist CAT in demanding and taking legal actions on behalf of CAT from and against the recipients of service who have the outstanding debts prior to the effective date of the Amendment to the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT, No. 2/2543, dated 16 October 2000, provided that the foregoing shall be limited only to the recipients of service who have outstanding debts as from the effective date of the Amendment to the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT, No. 2/2543 dated 16 October 2000. The Company shall be responsible for all lost debts in respect of Fees and International Call Fees, accrued as from the effective date of this Amendment to the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A
        System of CAT, No. 3/2543, dated ..... August 2003. The Company shall remit the said Fees and International Call Fees to CAT in full. All expenses incurred from taking all of the said actions shall be borne by the Company.

        CAT agrees that the Company may print its name, logo, and brand name on such invoices and agrees to assign all claims it is entitled to against recipients of service who fail to pay when due the Monthly Service Fees, Fees, and International Call Fees to the Company so as to enable the Company in its name to demand and take legal actions and enforcements against such recipients on behalf of CAT. The Value Added Tax, if any, as a result of such assignment shall be borne by the Company. The Company shall remit to CAT the Monthly Service Fees, Fees, and International Call Fees in the full amount billed to the recipients of service as shown on the invoices, irrespective of whether the Company can collect the same from the recipients of service or not, as follows:

        (1) At [***] of the total amount of the said Monthly Service Fees and International Call Fees within 30 days from the invoice date, and at [***] of total amount of the Fees within 30 days from the invoice date or the 15th day of the month following the month of collection thereof, as the case may be.

        (2) At [***] of the total amount of the said Monthly Service Fees, Fees, and International Call Fees within 30 days following the due date under (1).

        (3) At [***] of the total amount of the said Monthly Service Fees, Fees, and

                International Call Fees within 30 days following the due date under (2).

        Should the Company fail to remit the Monthly Service Fees and the International Call Fee in the full amount billed to the recipient of service as shown on the invoices, and the Fees in the full amount stated in the invoices or collected from the recipients of service, within the period indicated in the third paragraph, the Company must pay the interest to CAT at the rate of [***] of the outstanding amount of such Monthly Service Fees, Fees, and International Call Fees. A fraction of a month shall be treated as one month for this purpose.

        The Company shall remit to CAT all of the Value Added Tax collected from the recipients of service in each month within the 10th day of the following month. If the Company fails to remit such Value Added Tax to CAT within the said period, the Company must be liable to pay to CAT in full any surcharge, penalty, interest, or any other money for which the Revenue Department requires CAT to be liable, together with an interest at the rate of [***] on the amount of such surcharge, penalty, interest, or any other money. A fraction of a month shall be treated as one month for this purpose.

        The provisions in this Clause shall not be prejudicial to the right of CAT to terminate this Agreement in accordance with Clause 13.

7.3 Subject to Clause 9.2, should the Company impose the performance security, Sign-on Fees, Fees, Monthly Service Fees, and/or International Call Fees at any rate(s) which differs from the rate(s) that CAT requires the Company to collect pursuant to Clauses 7.1 and 7.2, whether or not higher or lower than the rate prescribed by CAT, the Company consents to pay to CAT a penalty equal to 2 (two) times of the sum so varied from such rate(s) stipulated by CAT, which such penalty shall be paid by the Company to CAT within 15 (fifteen) days from the date of being notified by CAT thereof in writing. The Company shall, within 7 (seven) days from the date of a written notice thereof from CAT, return/refund the portion of the sum(s) representing the performance security, Sign-on Fees, Fees, Monthly Service Fees and/or International Call Fees which was/were imposed higher than such rate(s) prescribed by CAT, to recipients of service. The provisions in this Clause shall not be prejudicial to the right of CAT to terminate this Agreement in accordance with Clause 13.

7.4 The Company shall not be entitled to collect any other sum from the recipients of service other than the performance security, Sign-on Fees and Fees pursuant to Clause 7.1, Monthly Service Fees and/or International Call Service Fees pursuant to Clause 7.2. Should the Company be in breach of this Clause, the Company consents to pay to CAT a penalty equal to 10 (ten) times of any such sum collected by the Company, which such penalty shall be paid by the Company to CAT within 15 (fifteen) days from the date of being notified by CAT thereof in writing. The Company shall also return/refund the sum which was unrightfully collected, to the recipients of service within 7 (seven) days from the date of being notified by CAT thereof in writing. The provisions in this Clause shall not be prejudicial to the right of CAT to terminate this Agreement in accordance with Clause 13.

        In the case that the Company is an agent to accept, or provides the service of accepting, payments for or on behalf of distributors or service providers other than CAT, the Company is entitled to collect any price, fee or charge for the purchase of such goods or services from the recipients of the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT under this Agreement.

7.5 In the case of Prepaid Service, the Company agrees to buy from CAT prepaid cards which have been procured by CAT or the Company under Clause 2.3 for distribution to distributors procured by the Company, recipients of services, or general public.

        The Company shall send to CAT the report of receiving goods - prepaid cards for CAT to issue the invoices for Prepaid Service Fees, receipts and tax invoices to the Company according to the types, number and price of the prepaid cards bought from CAT.

        In adding the Prepaid Service Fees, the Company shall send to CAT a report summarizing the payments of Prepaid Service Fees received within the next business day after the date of receipt of such payments.

        The Company shall sell prepaid cards to distributors, recipients of services or general public and charge the Prepaid Service Fees and Fees at the rate fixed by CAT (subject to Clause 9.2). All expenses incurred in taking actions as stated in this Clause shall be borne by the Company.

        The Company must remit to CAT the Prepaid Card Service Fees and Fees, irrespective of whether the Company can collect these fees from distributors, the recipients of service, or general public or not, as follows:

        (1) At [***] of the total value of Prepaid Service Fees that have been sold or added in each month within 30 days from the last day of that month, and [***] of all Fees within 30 days from the invoice date or within the 15th day of the month following the month of collection thereof, as the case may be.

        (2) At [***] of the total value of Prepaid Service Fees that have been sold or added and Fees within 30 days from the due date under (1).

        (3) At [***] of the total value of Prepaid Service Fees that have been sold or added and Fees within 30 days from the due date under (2).
        Should the Company fail to remit the total value of Prepaid Service Fees that have been sold or added and Fees to CAT within the period provided in the first paragraph, the Company must pay the interest to CAT at the rate of [***] of such Prepaid Service Fees and Fees which remain outstanding. A fraction of a month shall be treated as a month for this purpose.

        The Company shall remit to CAT all Value Added Taxes collected for Prepaid Service Fees and Fees within the 10th day of the following month. If the Company fails to remit the Value Added Tax to CAT within such period, the Company will be fully liable to pay to CAT the surcharge, penalty, interest, or any other money that the Revenue Department requires CAT to pay, together with interest at [***] of the amount of the surcharge, penalty, interest, or any other money. A fraction of a month shall be treated as a month for this purpose.

        The stipulations of this Clause shall not affect the right of CAT to terminate this Agreement in accordance with Clause 13.

7.6 In providing Content Services in the case of Postpaid Service where the content provider is a third party and the Company is responsible for the Content Service Fees of such content provider, the Company shall prepare and send a report on fees concerning the use of content charged by CAT to the recipients of services within 5 days from the date of issuing the invoices. Once CAT has verified that it is correct, CAT shall pay the Content Service Fees and Value Added Taxes thereof (in case CAT is required by law to pay) to the Company, within three business days of CAT from the day following the date on which CAT receives in full each payment of the Monthly Service Fees from the Company according to Clause 7.2

        In the case of Prepaid Service, the Company shall prepare and send a monthly report on fees concerning the use of content charged by CAT to the recipients of services within 5 days from the end of the month in which such content services are used. Once CAT has verified that it is correct, CAT shall pay the Content Service Fees and Value Added Taxes thereof (in case CAT is required by law to pay) to the Company, within three business days of CAT from the day following the date on which CAT receives in full each payment of the Monthly Service Fees from the Company according to Clause 7.5

        The Company shall simultaneously issue and give to CAT the receipt for payments of such Content Service Fees together with the tax invoice thereof (if any). If CAT fails to pay the amount in the said period, the Company can setoff such amount against the amount payable or remittable by the Company to CAT under this Agreement.

CLAUSE 8.  JOINT UTILIZATION OF CAT DATA SYSTEM; OPENING, SUSPENSION AND
           CANCELLATION OF SERVICES.

8.1 In order to facilitate the rendering of services to the recipients of service of CAT, CAT agrees for the Company, for the purpose of the Company providing marketing service under Clause 2, to share with CAT of the use of CAT Data System relating to the mobile telephone services under the Cellular Digital AMPS 800 Band A System of CAT. The opening, suspension and cancellation of service of the mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT shall be in accordance with the rules which CAT and the Company will agree further.

        In the case that the Company keys data for opening, suspending or canceling the service, the Company must be responsible for damage arisen from such keying of the data by the Company to recipient of service or third party under which CAT shall not be liable at all, and if the recipient of service or third party claim or sue CAT to be liable for such keying of data by the Company, the Company must undertake in any way to protect CAT from being liable including defending CAT and indemnify CAT for any expenses or damage suffered by CAT as a result of such claim or litigation.

8.2 The Company shall entirely be responsible, at its own expenses, for procurement of equipment and accessories for the purposes of connecting the line with and transmitting the data to and from CAT Data System as stipulated in Clause 8.1. The Company must key the data for receipt of the payment for the Monthly Service fees into the system of CAT in accordance with the rules that CAT and the Company shall consider and agree later.

8.3 CAT shall process the data in relation to the use of service and deliver it to the Company for printing of the invoices by the 5th business day of each billing cycle date(s) nominated by the Company and notified to CAT.

8.4 CAT and the Company shall negotiate in good faith an arrangement for data input to, and information access and report generation from, CAT Data System in order to meet the requirements of the marketing activities of the Company. CAT and the Company shall co-operate to ensure that the CAT Data System meets the requirements of the Company from time to time. If circumstances arise where those requirements are not being reasonably met, CAT and the Company will negotiate to find a viable commercial solution.

CLAUSE 9.  MARKETING PLAN

9.1 The Company shall, as its entire expense, organize appropriate activities relating to the marketing, advertisements, public relations and sale promotion to be in accordance with marketing target.

9.2 The Company shall submit to CAT the marketing promotion plan, strategic plan and marketing plan within 7 (Seven) days from the date of implementation of such plans. If CAT finds that the said marketing promotion plan, strategic plan and marketing plan are not suitable for whatsoever reason, the Company shall, upon notification being made by CAT, expeditiously consider improving such marketing promotion plan, strategic plan and marketing plan to a suitable manner.

        In order for the Company to conduct the marketing activities efficiently and competitively in the business which will bring mutual benefit to both Parties, CAT agrees that the Company can cease charging or reduce the rates of the Access Fee, Airtime Charges, Sign-on Fees and performance security for the Service Agreement to be payable by the recipient of the service but such rates must not be higher than the rates imposed by the regulations and orders of CAT. If the Company plans to offer additional services relating to the mobile telephone under the Cellular Digital AMPS 800 Band A System, the Company shall propose them and ask CAT to impose the fees for such services.

CLAUSE 10. RESTRICTION ON THE IMPOSITION OF COST FOR NUMBER MARKETED BY THE
           COMPANY

In providing the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT under this Agreement, the Company shall not impose on any person any cost for the number marketed by the Company.

CLAUSE 11. PERFORMANCE SECURITY

11.1 Within 20 days from the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 8999 Band A System of CAT No. 2/2543 dated 16 October 2000, the Company shall provide CAT with a Letter of Guarantee issued by a bank in Thailand in the amount of [***], as a security for its performance under this Agreement. CAT shall surrender such performance security to the Company upon the termination of this Agreement provided the Company has duly complied with this Agreement in all respects and has no indebtedness which is due and unpaid to CAT.

11.2 In case the Company is in breach of any stipulations of this Agreement and CAT has sustained damage thereby, the Company consents for CAT to claim from the bank issuing the Letter of Guarantee under Clause 11.1 and/or Clause 11.3 whether in whole or in part, to cover damage actually sustained by CAT. The Company shall thereby provide CAT, within 15 (Fifteen) days of the date of being notified by CAT in writing, with another Letter of Guarantee of any reliable bank in Thailand in a full amount as required in Clause 11.1 and/or Clause 11.3.

11.3 As a security for its performance under Clauses 4.5, 4.6, 4.7, 7.1, 7.2, 7.5, 16.9, 16.10, 16.11, 16.12, 16.13, 16.14, and 18, the Company shall provide CAT with Letters of Guarantee issued by a bank in Thailand as follows:

        11.3.1   Year 1 (1 October 2000 to 30 September 2001) is [***].

        11.3.2   Year 2 (1 October 2001 to 30 September 2002) is [***].

        11.3.3   Year 3 (1 October 2002 to 30 September 2003) is [***].

        11.3.4   Year 4 (1 October 2003 to 30 September 2004) is [***].

        11.3.5   Year 5 (1 October 2004 to 30 September 2005) is [***].

        11.3.6   Year 6 (1 October 2005 to 30 September 2006) is [***].

        11.3.7   Year 7 (1 October 2006 to 30 September 2007) is [***].

        11.3.8   Year 8 (1 October 2007 to 30 September 2008) is [***].

        11.3.9   Year 9 (1 October 2008 to 30 September 2009) is [***].

        11.3.10  Year 10 (1 October 2009 to 30 September 2010) is [***].

        11.3.11  Year 11 (1 October 2010 to 30 September 2011) is [***].

        11.3.12  Year 12 (1 October 2011 to 30 September 2012) is [***].

        11.3.13  Year 13 (1 October 2012 to 30 September 2013) is [***].

        11.3.14  Year 14 (1 October 2013 to 30 September 2014) is [***].

        11.3.15  Year 15 (1 October 2014 to 21 April 2015) is [***].

11.4 The Company must provide CAT with a Letter of Guarantee issued by a bank in Thailand as approved in writing by CAT according to Clause 11.3 within 15 (fifteen) days from the commencement date of each of the 2nd to 15th years, except the Letter of Guarantee of the 1st year shall be provided to CAT within 20 days from the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT No. 2/2543 dated 16 October 2000. CAT shall surrender such performance security to the Company when the Company has fully complied with Clauses 4.5, 4.6, 4.7, 7.1, 7.2, 7.5, 16.9, 16.10, 16.11, 16.12, 16.13, 16.14 and 18, and there are no outstanding debts under such Clauses payable to CAT.

CLAUSE 12. PENALTY

12.1 Should the Company be in breach of any or all of the conditions stipulated in Clauses 10, 14.1, 14.3 and 14.4 of this Agreement, the Company consents to pay CAT a daily penalty in the amount of Baht 5,000 (Five thousand Baht) per day commencing from the date on which the Company committed such breach until the date on which the Company shall be able to duly rectify the same or the date on which CAT shall terminate this Agreement in accordance with the stipulations of paragraph 2 of this Clause, as the case maybe. If it appears to CAT, during the period on which the penalty is imposed under the preceding paragraph, that the Company does not duly rectify the breach within the reasonable period of time, CAT shall be entitled to terminate this Agreement and to exercise the right to claim in accordance with Clause 13 as CAT deems it appropriate.

12.2 The imposition of penalty under Clause 12.1 shall not prejudice the right of CAT to claim for compensation due to any breach by the Company of this Agreement.

CLAUSE 13. TERMINATION

13.1 If the Company or i-MOBILE HOLDINGS COMPANY LIMITED becomes a bankrupt or is subject to the order of the Court for the absolute receivership, CAT has the right to immediately terminate this Agreement forthwith or if the Company or i-MOBILE HOLDINGS COMPANY LIMITED is in breach of any stipulations of this Agreement, or if i-MOBILE HOLDINGS COMPANY LIMITED is in breach of any stipulations of the Shareholders Agreement of HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED, a copy of which is attached hereto and referred to in Clause 15.2, CAT is entitled to terminate this Agreement, provided, however, that if any of the above-mentioned breaches are capable of being rectified, CAT shall first serve a written warning to demand any of the Company, or i-MOBILE HOLDINGS COMPANY LIMITED to duly rectify such breaches within 90 (Ninety) days from the date of being notified by CAT. Should the Company, or i-MOBILE HOLDINGS COMPANY LIMITED fail to rectify the breach within such period, CAT is entitled to immediately terminate this Agreement.

        If the Company does not commence the installation of the equipment and accessories and test equipment and RF system analysis device including spare parts thereof in Clause 16.1 by 31 August 2000 or fails to complete the procurement, installation, test, and transfer of title in the equipment and accessories and test equipment and RF system analysis device including spare parts thereof, and be ready to provide service up to [***] cell sites to CAT according to Clause 16.1 by 30 November 2000, CAT may terminate this Agreement immediately.

        In case CAT exercises the right to terminate this Agreement as stipulated in the first paragraph, the Company consents for CAT to claim from the bank issuing the Letter of Guarantee under Clause 11, whether in whole or in part, as CAT deems it appropriate. If the said security is insufficient to pay the indebtedness, the Company shall pay the balance thereof to CAT in full, and shall consent for CAT to claim for other compensation which may be incurred through the breach by the Company of this Agreement."

13.2 If CAT finds it necessary, or upon the expiry of this Agreement, or upon the earlier termination of this Agreement, the Company shall provide CAT with information and data relating to the Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT including marketing data and any related data which were implemented during the validity of this Agreement.

CLAUSE 14. GENERAL PROVISIONS

14.1 The Company shall comply with the conditions stipulated in the Shareholders Agreement of HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED, which is attached hereto and referred to in Clause 15.2.

14.2 If the Company shall be dissolved at any time during the duration stipulated in Clause 3, both Parties agree that this Agreement shall be revoked, suspended or terminated accordingly.

14.3 From the date of signing this Agreement and throughout the term, the Company shall be subjected to the following conditions:

        14.3.1 The shareholders of the Company who have Thai nationality must hold shares of the Company in the amount which not less than the amount fixed by the Ministry of Transport and Communications, or any state entity who has the duty to regulate telecommunications business.

        14.3.2 In case any shareholder of the Company under Clause 14.3.1 is a juristic person, it shall be the juristic person incorporated in Thailand and have not less than 51 (Fifty one) percent of all the shareholders being Thai nationals and not less than 51 (Fifty one) percent of the total number of shares and its total share capital held by Thai nationals. In case such juristic person is a limited company, the Share Certificates issued to bearers shall be deemed as shares held by foreigners, and in case such juristic person is a limited partnership or a registered ordinary partnership, its Managing Partner or Manager must be of Thai nationality.

14.4 The Company shall not assign its rights and/or obligations under this Agreement to any third party unless a prior written consent is given by CAT.

        The assignment of rights and obligations for the benefit of a bank and/or finance company lending or granting credit to the Company for its procurement and installation of equipment and accessories, buildings and other items required for the operation of the Company under this Agreement, or the juristic entity selling or providing service or telecom technology who grants financial support to the Company shall be permitted and valid when the Company is demanded by such bank or finance company or the juristic entity selling or providing service or telecom technology who grants financial support to the Company to pay all the indebtedness owing to any of them under the Loan Agreement or Credit Facility Agreement but the Company is unable to pay all such indebtedness within a period stipulated under the said Loan Agreement or Credit Facility Agreement. In such event, the Company shall immediately inform CAT in writing of the said assignment of rights and obligations. CAT shall be the person who considers granting approval of the qualifications of the juristic person to be designated by the bank or finance company or the juristic entity selling or providing service or telecom technology who grants financial support to the Company, and such juristic person that will accept the assignment of the rights and obligations hereunder shall be an entity established and registered in Thailand and subject to conditions in Clause 14.3.

        The assignment of rights and obligations shall not, in all cases, release the Company from its liability under this Agreement, and the Company thereby agrees for CAT to claim for compensation for damages incurred by the failure of the Company to comply with this Agreement prior to the assignment including for the acts of or the non-compliance by the assignee subsequent to the assignment as if it were the act done by the Company. The assignment of rights and obligations under this Agreement shall be made by an assignment agreement to be entered into among the Company, the assignee and CAT, and the assignee shall thereby be bound to comply with the stipulations of this Agreement.

14.5 The operation and the marketing service as stipulated under this Agreement shall be subjected to the supervision by CAT. The Company consents for CAT officer or any person entrusted by CAT to inspect its operation and marketing service under this Agreement. The Company shall, upon notification to be given by CAT in advance, provide data and information, as CAT deems it appropriate, for access and inspection by CAT officer or any person entrusted by CAT throughout its normal working hours. The Company shall use its best endeavor to facilitate the conduct of such CAT officer or person entrusted by CAT.

        To enable CAT to participate in the operation and to orientate itself to the business management of the Company, the Company agrees that CAT can send CAT officer to join as members in the Company's administrative, managerial and service operational levels, and the Company shall, throughout the term of this Agreement, bear all costs relating to expenses, salary, wage, overtime payment, bonus and other welfare and money for such CAT officer. CAT and the Company shall jointly fix the direction and duration of service, position, number of staffs and other conditions as CAT and the Company deem it appropriate.

14.6 Except for liability to the Value Added Tax as stipulated in Clauses 5.1, 5.2 and 21 the Company shall be responsible for payment of taxes and/or any fees legally incurred by the entering into this Agreement including the Value Added Tax for which CAT and the Company are legally required or obligated to pay.

14.7 The Company shall duly operate as stipulated under this Agreement and as provided under the law. The Company is restricted to secure benefits in the manners which may be harmful to the society or national stability or place or be contrary to public order or good morals or be illegal or be in violation of the resolution of the Cabinet or of the policy, regulations, rules, orders or notifications of CAT.

14.8 This Agreement shall be construed in accordance with the law of Thailand. The interpretation of any question arisen out of this Agreement or any documents relating to the same, shall be made in accordance with the law of Thailand.

14.9    Settlement of Dispute by Arbitration.

        CAT and the Company agree to have any dispute between them settled in accordance with the following:

        14.9.1 The dispute or conflict between the Parties in relation to the stipulations of or the compliance with this Agreement which cannot be settled shall be referred to arbitration.

        14.9.2 Unless the Parties agree that the arbitration be conducted by one arbitrator, the settlement of dispute shall be made by 2
                (Two) arbitrators. Any party shall make a notice in writing to the other party to express its intention to have the dispute settled by arbitration and shall specify therein the name of arbitrator appointed by it. The party receiving such notice shall, within 30 (Thirty) days from the date of being notified thereof, appoint the second arbitrator. If the said two arbitrators cannot settle the dispute within 30 (Thirty) days, such arbitrators shall jointly, within 7 (Seven) days from the date of not being able to render an award, appoint an umpire, and such umpire shall then consider and settle the dispute. The arbitration proceedings shall be conducted in Bangkok Metropolis, Thailand in accordance with the UNCITRAL Arbitration Rules or any other Rules agreed upon by the Parties.

        14.9.3 In case that any party did not appoint the arbitrator or the two arbitrators cannot jointly agree on the appointment of the umpire, each of the Parties shall be entitled to request the Director of the Arbitration Office, Ministry of Justice to appoint the arbitrator or umpire, as the case may be.

        14.9.4 The award rendered by the arbitrators or umpire, as the case may be, shall be deemed final and shall have a binding effect upon the Parties.

        14.9.5 Each of the Parties shall bear the fees of its own arbitrator and shall equally bear the expenses for the arbitration proceedings. In case of making an appointment of the sole arbitrator or the umpire, such arbitrator or umpire shall fix the fee payable to him.

        14.9.6 While the dispute is still under arbitration proceedings, CAT and the Company shall continue to comply with the stipulations of this Agreement until the arbitration award is rendered.

14.10 All notices, reports, correspondence and requests under this Agreement shall be made in writing in Thai and shall be delivered to the Parties at the respective addresses hereinbelow stipulated, or any other address notified by one party to the other in writing from time to time. The notices, reports, correspondences or requests shall be deemed effective on the date on which the Company and/or CAT receives the same notwithstanding the date specified therein.

        14.10.1         Address of CAT:
                        THE COMMUNICATIONS AUTHORITY OF THAILAND
                        No. 99, Mu 3, Chaeng Watthana Road
                        Kwaeng Thung Song Hong, Khet Laksi
                        Bangkok Metropolis 10002

        14.10.2         Address of the Company:
                        HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED 1768 IFCT Tower Floor 23rd Floor,
                        New Petchburi Rd., Kwaeng Huay Kwang,
                        Khet Bangkapi, Bangkok 10320"

14.11 CAT agrees that all notices, reports, correspondences and requests to be sent to Hutchison CAT Wireless MultiMedia Company Limited under Clause
        14.10 in respect of the breach of the Agreement or remedy of the default or termination of this Agreement shall sent with copies by fax and registered mail at the address below. The date that such notices, reports, correspondences and requests to Hutchison CAT Wireless MultiMedia Company Limited shall be deemed effective shall be the date as provided in Clause 14.10. And the sending of the copies to the address specified in this Clause shall have no legal effect on the sending of notices, respects, correspondences and requests in Clause 14.10.

                        Hutchison Whampoa Agency Limited
                        22 Floor, Hutchison House
                        10 Harcourt Road, Central
                        Hong Kong
                        Fax no. 582 2128 1778
                        Attn: Company Secretary

                        And

                        Hutchison Telecommunications International Limited 18/Fl, Two Harbourfront
                        22 Tak Fung Street,
                        Hung Hom,
                        Kawloon, Hong Kong
                        Fax no. 852 2827 1371"

14.12 The Company shall not permit any third party to perform, in its place or stead and whether in whole or in part, its obligations under this Agreement unless a consent in writing is given by CAT.

14.13 Except for the execution of the Service Agreement with the recipients of service as stipulated in Clause 6.1, the Company shall, in its name, be responsible to operate or conduct the marketing service under this Agreement whether in administration, seeking recipients of service, advertisement or entering into any juristic acts with third parties, CAT shall not in any way be liable to any or all of the Company's operation or marketing, the Company shall take whatsoever measure to prevent CAT from being liable thereto including to defend and litigate on CAT's behalf and to compensate CAT for any expenses or damage sustained by CAT from such claim or lawsuit.

14.14 CAT reserves the right to assign rights and/or obligations under this Agreement to other juristic entity established to undertake the telecommunications business under the Act, and it shall be deemed that the Company agrees and consents to such assignment unconditionally. CAT shall inform the Company in writing of such assignment of rights and/or obligations.

        In the case CAT is transformed or converted to a new juristic entity, the Company agrees and consents that all rights and/or obligations of CAT under this Agreement shall be assigned to such new juristic entity for undertaking the relevant business under this Agreement.

        The Company agrees and consents to waive the right to challenge, object or claim from such assignment of right and/or obligations in the first and second paragraphs and agrees to consent to such assignment of rights and/or obligations under this Agreement to the new juristic entity in the first and second paragraphs.

14.15 CAT agrees that even though CAT transfers all or part of the shares that CAT holds in the Company, CAT shall assist and support the Company in respect of technical aspect of the service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT under this Agreement for the entire period in Clause 3.

14.16 In case that either party is unable to perform in accordance with this Agreement within the period prescribed herein due to Force Majeure, such party shall not be deemed to be in breach of the Agreement and the period of performance of such party shall be extended equal to the duration of such Force Majeure.

14.17 If Cat fails to pay the remuneration for marketing service to the Company within the period of time under Clause 5.1.1 or Clause 5.2, or the performance security within the period of time under Clause 7.1, paragraph four, CAT shall pay interest to the Company at the rate of [***] of the outstanding amount. A fraction of one month shall be treated as a month. However, this shall be without prejudice to the Company's right to offset such remuneration for marketing service or performance security against the sum which the Company must remit or pay to CAT under this Agreement.

CLAUSE 15. ATTACHMENTS

The following documents are attached hereto and shall be deemed as part hereof:

15.1 The Certification Document (Affidavit) of HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED issued by the Partnerships and Companies Registration Office, Bangkok Metropolis; and

15.2 Copy of the Shareholders Agreement of HUTCHISON CAT WIRELESS MULTIMEDIA COMPANY LIMITED dated 16 October 2000 between CAT and i-Mobile Holdings Company Limited.

15.3    Technical specifications and Operation Plan.

15.4 Guideline for Inspection and Acceptance of Cell Site Equipment and Accessories.

In the event of any conflict between any of the said Attachments and the stipulations of this Agreement, this Agreement will govern.

CLAUSE 16. PROVISIONS OF EQUIPMENT AND ACCESSORIES FOR THE CELL SITES

16.1 The Company shall, at its entire expenses, improve and increase the efficiency and capacity of the Cellular Digital AMPS 800 Band A System of CAT by procuring equipment and accessories for [***] cell sites on top of CAT existing cell sites in a total of [***] cell sites, together with the equipment and accessories for the provisions of additional services relating to the mobile telephone under the Cellular Digital AMPS 800 Band A System and the test devices as well as spare parts of the said equipment, accessories and test devices in conformity with details in the Company's Technical Specification and Operation Plan, attached hereto and referred to in Clause 15.3, in full condition ready for service. The equipment and accessories test equipment and RF sub-station system analysis device as well as spare parts thereof to be procured by the Company shall be brand new and unused and shall not be old stocks, and must be owned by the Company.

        The Company agrees to transfer the title in all the equipment and accessories, test equipment and RF sub-station system analysis device as well as spare parts thereof, as mentioned in the preceding paragraph one, which are owned by the Company to CAT site by site as from the date on which the Company completes the installation of such equipment and accessories for each site and is ready to provide the service. CAT shall not be responsible to any expenses and taxes related thereto whereby such expenses and taxes shall be borne by the Company on behalf of CAT. The Company agrees to make advance payment of the Value Added Tax arising from the transfer of title as stated above on behalf of CAT. If CAT obtains a refund of input tax from the Revenue Department, CAT shall return such Value Added Tax to the Company according to such amount of the refund of input tax received from the Revenue Department.

        The Company shall commence the installation of equipment and accessories under the first paragraph by 31 August 2000, and must complete the procurement, installation and transfer of title in the equipment and accessories, test equipment and RF sub-station system analysis device including spare parts thereof according to the first paragraph and be ready to provide the service up to [***] cell sites by 30 November 2000 otherwise CAT shall be entitled to terminate this Agreement immediately without prior notice.

16.2 The Company shall confirm in writing that all the equipment and accessories, test equipment and RF sub-station system analysis device together with the spare parts thereof, procured under Clause 16.1 of this Agreement, will be free from any derogation of right and encumbrance, and the Company shall arrange to have CAT logo or symbol and the words reading "Property of the Communications Authority of Thailand" permanently and conspicuously affixed on the said equipment and accessories.

16.3 The Company shall ensure that the performance, specification and capacity of the equipment and accessories, test equipment and RF sub-station system analysis device together with spares part thereof provided under Clause 16.1 shall not be inferior than the Code Division Multiple Access of the manufactures of CDMA Cellular System and the technical specifications as prescribed in the Company's Technical Proposal, attached hereto and referred to in Clause 15.3, and that the equipment and accessories, test equipment and RF sub-station system analysis device together with spare parts thereof as procured by the Company shall be compatible with the Cellular System already procured by CAT. In case the Company is to deviate from the Technical Specifications and

        Operating Plan, attached hereto and referred to in Clause 15.3, the Company shall propose its Technical Proposal for approval by CAT not less than 30 days before the implementation thereof.

16.4 So as to enable the Company to do the marketing activities for the mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT under this Agreement efficiency which will bring benefits to both Parties, the Company agrees to let CAT lease additional cell sites in the number not less than [***] cell sites, together with the equipment and accessories for the provision of additional services relating to the mobile telephone under the Cellular Digital AMPS 800 Band A System as well as the test equipment and RF sub-station system analysis device for the mobile telephone network under the Cellular system including all requisites for the operation of those cell sites according to details in the Technical Specifications and Operating Plan, attached hereto and referred to in Clause 15.3, from BFKT (Thailand) Limited, hereinafter referred to as the "Leasing Company". The Leasing Company shall own and import and install the equipment and accessories and test equipment and RF sub-station system analysis device and all requisites as mentioned above, and CAT shall hire the Leasing Company to improve, replace, repair and maintain, and manage those equipment and accessories and test equipment and RF sub-station system analysis device and all requisites mentioned above according to the lease agreement and the hire agreement between CAT and the Leasing Company. The Company shall be solely responsible for paying the lease payment, wages, payment for looking after and management, VAT, and other related expenses as well as fine, surcharge, interest, compensation or any other sum under the lease agreement and the hire agreement between CAT and the Leasing Company to the Leasing Company. CAT must not be responsible for those lease payment, wage, payment for looking after and management, VAT, and other related expenses as well as fine, surcharge, interest, compensation or any other sum to the Leasing Company at all. The Leasing Company must take action and enforcement against the Company only for the payment of those lease payment, wage, payment for looking after and management, VAT, and other related expenses as well as fine, surcharge, interest, compensation or any other sum, and may not exercise its claim or enter an action against CAT.

16.5 The equipment and accessories and test equipment and RF sub-station system analysis device and all requisites under Clauses 16.1 and 16.4 must have a capacity to handle the recipients of services which will be increased according to marketing target in Clause 4 and the volume of traffic during busy hours of each promotion period without causing the standards of the Grade of Service and Percentage of Drop Call during normal situation and suitable duration to become inferior to the design pursuant to the Technical Specifications and Operating Plan under Clause
        15.3. In case that CAT deems it expedient to connect with other domestic network (roaming), the equipment and accessories and test equipment and RF sub-station system analysis device and all requisites under Clauses
        16.1 and 16.4 must have the capacity to accommodate the roaming.

16.6 CAT shall use the equipment and accessories of the [***] and [***] cell sites in Clause 16.1 and the equipment and accessories of the additional cell sites which CAT shall lease from the Leasing Company according to Clause 16.4 for the Company to undertake the marketing service hereunder, provided the Company must also undertake the marketing service in consistency with the capacity of the system as specified in each phase of the marketing plan.

16.7 CAT shall request for interconnections to Public Switching Telephone Network or PSTN as well as the basic telephone service providers and other cellular service providers, and shall facilitate the import of equipment and accessories and test equipment and RF sub-station system analysis device and all requisites under Clauses 16.1 and 1.64 and apply for licenses under the Communication Radio Act B.E. 2498 and other relevant law from the responsible agencies in the name of CAT.

16.8 The Company shall always procure sufficient equipment and accessories for the provision of after sale service at its sole expense.

16.9 The Company agrees to be responsible for making payment to or in place of CAT with respect to expenses incurred in the management of the [***] and [***] cell sites under Clause 16.1 as from the effective date of the Agreement Amending the Agreement for Marketing Service of Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT between CAT and the Company No. 2/3543 dated 16 October 2000, as follows:

        16.9.1 Installation cost and rent for the E-1 network connection between the base station and cell sites.

        16.9.2 Installation cost and rent for the inter-connection between the switching centers of TOT and other basis telephone and cellular service providers and the CDMA switching center of CAT.

        16.9.3 Rent for the space of the equipment and accessories of base station and switching centers.

        16.9.4 Cost of electricity and water for the base station and switching centers.

        16.9.5 Remuneration for improvement, replacement, maintenance and management of the Cellular CDMA network system.

        16.9.6 Other expense for managing the cell sites such as, cost of improvement, replacement, repair and maintenance, insurance premiums, advisor fee etc.

16.10 The Company agrees to be responsible for remuneration for the use of radio frequencies and license fees for the operation of service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT which CAT may pay to the organization or agency authorized to impose the same, for the amount not exceeding [***] per annum.

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                                     - 39 -

        For the amount exceeding [***] per annum, the Company agrees to be responsible for the amount equal to:

        The amount exceeding [***] per annum multiplied by the number of cell sites in Metropolitan, divided by the aggregate amount of the cell sites in Metropolitan and Upcountry.

        Whereby, the above mentioned cell sites shall be counted from the existing number of cell sites on the first day of every period that permission for the use of radio frequencies and the service of mobile telephone under Cellular Digital AMPS 800 Band A System of CAT is granted by the authorized organization or agency to CAT.

16.11 The Company agrees to be responsible in place of CAT for installation cost and rent for Inter Connection between the switching centers of Telephone Organization of Thailand and other basic telephone service providers and cellular service providers and the leased CDMA switching center under Clause 16.4.

16.12 The Company must pay expenses under Clause 16.9, 16.10, and 16.11 to or in place of CAT within the period of time notified by CAT or the persons who have the right to claim those expenses from the Company, provided that CAT shall also provide the Company with evidence of such expenses which CAT requires the Company to pay. If the Company fails to pay those expenses within the said period, the Company must pay interest at [***] thereof per month to CAT. A fraction of a month shall be treated as one month. The provisions in this Clause shall not prejudice the right of termination of CAT under Clause 13.

16.13 The Company shall procure for the installation sites for the equipment and accessories under Clause 16.1 and 16.4 and be solely responsible for all expenses thereof. CAT may consider allowing the Company to use CAT's premises as the installation sites as CAT deems appropriate and the Company shall be responsible for the expenses thereof.

        If it is necessary to improve, build or add the premises, buildings or any other structures under the first paragraph including the installation of air-conditioners in such sites, buildings or other structures, the Company shall be responsible to do the same with its own expenses subject to CAT's approval.

        The Company shall pay rent or other consideration to CAT for the use of CAT's premises under the first paragraph and be solely responsible for cost of electricity, water and other expenses arising from the use of such premises, buildings or structures as the installation sites under the first paragraph. If CAT has already paid such expenses, the Company shall reimburse the same to CAT within 30 (thirty) days from the date of being notified by CAT.

        CAT may allow the Company to use CAT's premises under the first paragraph with or without conditions as it sees fit. Such decision of CAT is final, and the Company cannot raise it as a reason not to perform any obligations under this Agreement.

        In the case where the installation sites for the equipment and accessories under Clause 16.1 and 16.4 are not CAT's premises, the Company shall procure such premises with its own investment and be responsible for all expenses thereof. The Company shall inform CAT of such installation sites within 15 (fifteen) days from the date on which the Company has procured such installation sites.

        In case the premises under the first paragraph is the ownership of the Company, when this Agreement terminates by whatever reasons, the Company shall allows CAT to possess and use such premises for an additional period of 1 (one) year from the date of termination without CAT paying expenses for the possession and use of the same. In case the premises under the first paragraph is not the ownership of the Company, the Company must make an agreement with the owner of such premises to lease them in the name of the Company throughout the period in which this Agreement is in force and be solely responsible for the rent and any expenses thereof. The Company shall use its reasonable endeavors to make an agreement with the owner of the premises that if this Agreement terminates by whatever reasons, the leasehold right of such premises shall be transferred to CAT immediately for CAT to possess and use such premises with the assets owned or possessed by CAT as a lessee in place of the Company. In such case, CAT shall be responsible for the rent and/or any expenses arising from the lease as from the date of transfer of the leasehold right to CAT, and the Company agrees to be responsible for debts and damages which have arisen from the lease agreement before such leasehold right is transferred to CAT.

16.14 The Company must take out an insurance against all risks for the equipment and accessories under Clause 16.1 which are normally insurable for the full replacement value thereof with an insurance company registered and operating insurance business in Thailand throughout the term of the marketing under Clause 3 of this Agreement. The Company shall pay the insurance premiums and CAT shall be designated a sole beneficiary so that CAT shall use the proceeds of the insurance agreement for repairing and/or procuring the replacement equipment and accessories in case of loss or damage.

        The Company shall furnish CAT with the insurance policy under the first paragraph within 30 (thirty) days from the day in which the Company has taken out the insurance each time. If the insurance policy expires before the term of this Agreement, the Company shall extend the term of such insurance policy or furnish CAT with a new insurance policy not less than 30 (thirty) days before the date of expiration of the first insurance policy.

        Throughout the term of the marketing under Clause 3, the Company shall be responsible to and indemnify CAT, the owner of the premises and/or other persons for any damages to the premises, buildings or any structures, equipment and accessories as well as any properties which arise from the use thereof by the Company or from willful acts or negligence of the Company, officers, employees or other persons in contact with the Company.

16.15 In respect of mobile phones for the use of Prepaid Service, the Company shall send the data in relation to the sales and the rechargeable value of prepaid cards to CAT as of the end of every month within 45 (forty-five) days, which data shall at least contain the information on productions and distribution of each type of prepaid cards, the volume of mobile phone numbers that have been activated for the use of Prepaid Service, the amount of time/minutes used, the value of prepaid cards used, the outstanding value of prepaid cards, or any other information which may be required by TOT Corporation Public Company Limited ("TOT") to be notified in advance to the Company by CAT.

        In the case where the volume of the prepaid cards sold must be revised or amended as a result of any refund thereof due to the damages or losses of the prepaid cards or the request for the change of the prepaid cards by purchasers whereby the refund or card replacement must be made for the purchasers, CAT is entitled to revise or amend the data of the distribution of the prepaid cards pursuant to the first paragraph in accordance with the revised or amended data that has been agreed between CAT and TOT. The data so revised or amended is to be used as the basis for calculation of the Connecting Fees. The Company must submit the requests of the purchasers for such refunds, the evidences of the refund payments to the purchasers and/or any documents evidencing the requests of the purchasers for the card replacements, to CAT within the period of time stated in the first paragraph.

Clause 17.      The Company shall propose a work schedule, for each and
                every installation of equipment and accessories of cell site(s) under Clause 16.1 to CAT for its approval not less than 30
                (Thirty) days in advance.

Clause  18.     The Company shall lease the transmission backbone and
                equipment between the base station and the [***] cell sites and the [***] cell sites under Clause 6.1 from CAT and pay all expenses in the lease to CAT. CAT shall charge the lease fees at reasonable rates which are not higher than those which CAT offer to other persons in general.

                If CAT cannot provide the transmission backbone and equipment under the first paragraph, the Company must procure the part of the transmission backbone and equipment that are not available from CAT including spare parts thereof and transfer the title therein to CAT as from the date on which those transmission backbone and equipment are completely installed and ready for service. CAT must not be responsible for any expenses and taxes therefor which the Company must pay in place of CAT. In this connect, the Company needs not lease those transmission backbone and equipment from CAT, or the Company may lease the part of the transmission backbone and equipment not available from CAT from other service provider provided that the Company shall give a prior notice to CAT not less than 7 days before leasing the same from other service provider and must be responsible for all expenses and taxes in the lease.

                The transmission backbone and equipment procured by the Company under the second paragraph shall be brand new and unused and shall not be old stocks, and must be owned by the Company. The Company shall certify in writing that all those transmission backbone and equipment are free from any and all derogation of right and encumbrances and shall arrange to have CAT logo or symbol and the words reading "Property of the Communications Authority of Thailand" permanently and conspicuously affixed on the said transmission backbone and equipment.

Clause 19.      CAT shall perform and provide the service of mobile
                telephone under the Cellular Digital AMPS 800 Band A System of
                CAT under this Agreement. CAT shall cooperate with the Leasing
                Company to ensure performance integrity between the [***] and [***] cell sites and the additional cell sites which CAT leases from the Leasing Company as a whole and achieve the Grade of Service.

Clause 20.      As for equipment and accessories of the cell sites which CAT leases from the Leasing Company, CAT or a juristic person that accepts the transfer of rights and/or obligations from CAT and/or a juristic person transformed or converted from CAT or a subsidiary company or affiliated company of CAT or of the juristic person that accepts the transfer of rights and/or obligations from CAT and/or of a juristic person transformed or converted from CAT according to Clause 13.10 of the Shareholders
                Agreement of Hutchison CAT Wireless MultiMedia Company Limited between CAT and i-Mobile Holdings Company Limited dated 16
                October 2000 attached hereto and referred to in Clause 15.2, shall have the right to use the same for internal communications of CAT or both juristic persons or the subsidiary company or affiliated company of CAT or of both juristic persons, and for providing the mobile telephone service under the Cellular system to the numbers under the service agreements made with CAT or both juristic persons, or the subsidiary company or affiliated company of CAT or of both juristic persons in the Upcountry project, subject to Clause 21. The terms "subsidiary company" and "affiliated company" under the first paragraph shall have the same meanings as ascribed in Clause 3.1 of the Shareholders
                Agreement of Hutchison CAT Wireless MultiMedia Company Limited which is referred to in the first paragraph.

Clause 21.      When CAT invests, installs and owns the network under the
                Cellular Digital AMPS 800 Band A system in the Upcountry project, both parties agree as follows:

                21.1 In case that the recipients of service of Cellular mobile telephones who have made a service agreement with CAT or the juristic persons or the subsidiary company of affiliated company of CAT or of the juristic persons under Clause 20 in the Upcountry project use the service of the Metropolitan network under this Agreement, i.e. the [***] and [***] cell sites in Clause 16.1 and the additional cell sites leased from the Leasing Company in Clause 16.4, if the total number of the Cellular mobile telephones that use the said service in each month shall exceed [***] numbers per month or the aggregate airtime charges for outgoing calls of those Cellular mobile telephones shall exceed [***] minutes per month, CAT shall include the outgoing airtime charges in respect of the part of those Cellular mobile telephones which exceed [***] numbers per month or [***] minutes per month pursuant to the amount to be agreed between CAT and the Company in the computation of remuneration for marketing service under Clause 5. If the total number of Cellular mobile telephones that use the said service do not exceed [***] numbers per month and the total outgoing calls of those Cellular mobile telephones that use the said service do not exceed [***] minutes per month, the airtime charges for the Cellular mobile telephones that use the said service shall belong to CAT wholly and CAT needs not include them in the computation of remuneration for marketing service payable to the Company under Clause 5.

                21.2 In case that the Cellular mobile telephones marketed by the Company under this Agreement use the service of the Upcountry network of CAT, if the total number of the Cellular mobile telephones that use the said service in each month shall exceed [***] numbers per month or the aggregate airtime charges for outgoing calls of those Cellular mobile telephones shall exceed [***] minutes per month, the outgoing airtime charges in respect of the part of those Cellular mobile telephones which exceed [***] numbers per month or [***] minutes per month pursuant to the amount to be agreed between CAT and the Company shall be included in the computation of remuneration for marketing service to the Company under Clause 5. If the total number of Cellular mobile telephones that use the said service do not exceed [***] numbers per month and the total outgoing calls of those Cellular mobile telephones that use the said service do not exceed [***] minutes per month, the airtime charges for the Cellular mobile telephones that use the said service shall belong to CAT wholly and CAT needs not include them in the computation of remuneration for marketing service payable to the Company under Clause 5.

                21.3 Clause 21.1 and Clause 21.2 of this Agreement shall apply only in the case that CAT, or the juristic person, or the subsidiary company or affiliated company of CAT or the juristic person under Clause 20 conducts marketing service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT Upcountry.

                21.4 In calculation of the number of the Cellular mobile telephones and the volume of airtime charges for outgoing calls of those Cellular mobile telephones according to Clauses 21.1 and 21.2, the number of Cellular mobile telephones and volume of airtime charges for both Postpaid Service and Prepaid Service shall be counted altogether.

Clause 22.      This Agreement shall be effective as from the date on which
i-Mobile Holdings Company Limited has fully and duly accepted the transfer of shares from Tawan Telecom Company Limited pursuant to the Agreement for Assignment of Rights, Duties and Liabilities under the Shareholders Agreement of Hutchison CAT Wireless MultiMedia Company Limited among CAT, Tawan Telecom Company Limited and i-Mobile Holdings Company Limited dated 16 October 2000.

CLAUSE 23  OPERATION OF PREPAID SERVICE

23.1 CAT agrees to authorize the Company to design, procure, and distribute the Prepaid

        Cards, including to arrange for channel of distribution and method for adding Prepaid Service Fees at its sole expense. The Company shall present its proposal of its plan or details of the aforesaid operations to CAT for consideration, and CAT has the right to inspect and regulate such production, procurement, distribution, and method of adding the Prepaid Service Fees.

23.2 The Company shall present a proposal for the procurement of prepaid cards to CAT for approval at least 15 days before each procurement. In the event that CAT does not raise any objections within 15 days from the date it receives such proposal, the Company may proceed with such proposal.

23.3 The prepaid cards shall expressly show the following words or symbols in an appropriate size and form:

        .       Logo or name used for marketing purposes
        .       Face value of the cards in Arabic numbers or units, or not specify the face value in the case of a complementary prepaid card
        .       Item code, Serial No.

23.4 Prepaid cards must contain item code of which the particular card was produced. Each prepaid card must be usable before the expiry date stated in the card. In the event of an update or modification for security purposes, the Company must consent for the holder of an old prepaid card that has never been used to exchange the old card with a new card of equal value, or consent for the Cellular mobile telephone using Prepaid Services of the same number to use the remaining service fees under the same conditions.

23.5 The value of each prepaid card before use must not be less than the face value or unit indicated on the card, except in the case of complementary phone cards.

        In adding the Prepaid Service Fees, the Company must comply with the conditions and regulations, which CAT shall consider and stipulate in accordance with the plans in clauses 23.1 and 23.2.

23.6 The ratio of prepaid cards of each price and its quantity depends on the demand of the people and the trend of the market. As such, the Company shall supply a sufficient quantity for each type of card, or refrain from causing affliction to the people.

23.7 Any modification of the face value for distribution by the Company must receive a prior written approval by CAT before it can be performed.

23.8 In the case of prepaid cards not manufactured by the Company, for each time the Company orders prepaid cards from a manufacturer, the Company must notify CAT in writing along with a certificate issued by the manufacturer of the prepaid cards. Such certificate must at least contain details regarding the item code, quantity of the cards, the value of each type of cards, the date of the order, and documents regarding the importation issued by the Customs Department (in the case that the prepaid cards are imported).

23.9 The Company shall notify CAT of the name of the manufacturer of prepaid cards, item code, face value, quantity of all prepaid cards manufactured once they have been manufactured for CAT to issue invoice and tax invoice under Clause 7.5.

23.10 The Company shall prepare a monthly report regarding the quantity of prepaid cards manufactured, procured or imported, quantity of unsold prepaid cards categorized by item code, quantity and face value of prepaid cards together with the aggregate balance and report of the addition of Prepaid Service Fees categorized by item code.

23.11 In the case that the Company acts intentionally or negligently which results in fraud of prepaid cards, the Company shall be liable all damages incurred therefrom.

23.12 The Company shall procure machinery and equipment capable of verifying, regulating, and preventing the use of counterfeit prepaid cards with its sole expense.

23.13 During the term of the Agreement, if it is found that there is a fraud of prepaid cards, that the Prepaid service does not comply with a good standard or causes damage to the reputation or property of CAT or the people, CAT shall notify the Company in writing in order to remedy the problem or suppress it within 90 days from the date the Company receives such written notification. If after this period the Company is still unable to remedy the problem or suppress it, CAT shall have the right to terminate the Agreement under Clause 13, retain the security deposit under Clause 11 and claim for damages.

23.14 The Company authorizes CAT to inspect the quantity and value of prepaid cards in the Company's inventory, the recording system for the billing of the distribution and addition of Prepaid Service Fees under this Agreement. The Company shall prepare relevant information and various details for the officer or authorized agent of CAT to perform such inspection at any time during the Company's regular office hours as CAT sees fit, regardless of whether CAT notifies the Company in advance or not, and with the Company's full cooperation. The Company shall arrange for a computerized system to control the stock of prepaid cards.

23.15 In the event that the prepaid cards that the Company buys from CAT under Clause 7.5 are defective, damaged, expired or unable to be used for adding the Prepaid Service Fees by other reasons, or the prepaid cards are lost or stolen and have not yet been used, the Company will prepare and send a report to CAT, which at least shows the quantity and value of each type of cards and details of such defect, damage, expiry, inability to add the Prepaid Service Fees, loss or theft, together with the defective, damaged, expired prepaid cards or the prepaid cards that cannot be used for adding the Prepaid Service Fees, or evidence of loss or theft such as the complaint filed to a police officer. After CAT has verified it, CAT shall issue a credit note to the Company in the amount equal to the value of the prepaid cards that are defective, damaged, expired or unable to be used for adding the Prepaid Service Fees by other reasons, or the prepaid cards are lost or stolen.

        In the event that the Company acts intentionally or negligently which results in the prepaid cards being lost or stolen and such prepaid cards have been used, the Company shall remit the Prepaid Service Fees to CAT under Clause 7.5 equal to the amount of money of the service used.

This Agreement is made in duplicate with identical content. The parties have thoroughly read and understood the same and, therefore, set their hands together with the seal (if any) affixed in presence of witnesses, each holding one copy.

CAT                                         COMPANY

Signed  /s/ Thirapong Suttino               Signed  /s/ Ormsin Chevapruk
        ------------------------                    ----------------------
        (Mr. Thirapong Suttinon)                    (Mr. Ormsin Chevapruk)

                                            Signed  /s/ Stephen Wing Fai Sun
                                                    --------------------------
                                                    (Mr. Stephen Wing Fai Sun)

Signed  /s/ Kajornsak Singhasenee Witness   Signed  /s/ Wisit Kanjanopas Witness
        -------------------------                    -------------------
        (Mr. Kajornsak Singhasenee)                 (Mr. Wisit Kanjanopas)

Signed  /s/ Sirilak Rojanadis Witness       Signed  /s/ Amornyot Panich Witness
        ---------------------                       -------------------
        (Mrs. Sirilak Rojanadis)                    (Mr. Amornyot Panich)

Attachment 15.1

                      (TRANSLATION FROM THE THAI ORIGINAL)

This Document certifies only the            The true and complete certification
particulars the company has registered      must carry a serial number, bear
for legal effect. Facts relating to         the full signature of the Registrar
actual standing should be sought            and have the seal of the Registrar
elsewhere                                   affixed

                                 ( G A R U D A )

No.     Sor Or. 0057206                     PARTNERSHIPS AND COMPANIES
                                            REGISTRATION OFFICE
                                            Bangkok Metropolis

                             CERTIFICATION DOCUMENT

        This is to certify that this Company was registered under the Civil and Commercial Code as a juristic person, being incorporated as a limited company, Registration No. (2) 2575/2539 on the 14th day of June B.E. 2539 and that the following information appears in the documents registration records on the day of issuance hereof:

        1.  The name of the Company is "Tawan Mobile Telecom Company Limited".

        2.  The Company has 9 directors whose names are here listed:
            (1) Mr. Anuwat Laikijrung         (2) Mr.Sukhato Phummalee
            (3) Mr. Rasamee Sawamipak         (4) Mr.Worrawit Pativejwong
            (5) Mr. Ratana Meetem             (6) Mr.Prasartporn Surasit
            (7) Mr. Ormsin Chivapruck         (8) Mr.Watthanachai Watthanasonthi
            (9) Mr. Ratien Srimongkon         (10)______________________________
            (11)_____________________________ (12)______________________________
            (13)_____________________________ (14)______________________________

        3. Number or names of the directors who can sign to bind the Company are:
            1.Any one of Mr. Prasartporn Surasit or Mr. Ormsin Chivapruck or Mr. Watthanachai Watthanasonthi and any of one Mr. Anuwat Laikijrung or Mr. Sukhato Phummalee or Mr. Worrawit Pativejwong or Mr. Ratana Meetem or Mr. Rasamee Sawamipak or Mr. Ratien Srimongkon jointly sign with affix the Company's seal

        4.  The registered capital is fixed at Baht 15,000,000

        5. The address of the principal business office is 947 Moo 12 Bangna-Trad Road, Khwaeng Bangna, Khet Bangna, Bangkok Metropolis

        6. The objects of the Company comprise 50 items and are as appear in the copy of the documents attached hereto in 6 sheet(s) which bear the signature of the Registrar who certified the document and are affixed with the seal of the Partnerships and Companies Registration Office.

                                      Issued on this day the 9 October B.E. 2543

        The Registrar may terminate the
        registration if it appears later that                - Signature -
        the registration is not duly done.               ( Mrs. Manee Pinvises )
                                                                Registrar
                                                                 (SEAL)
Bor Chor (2) 2575/2539

The objects of this Company are 50 to number, as follows:

GENERAL OBJECTS

(1) To buy, obtain, receive, rent, lease out buy or hire-purchase, own, possess, improve, use or otherwise manage any property whatsoever as well as the fruits thereof.

(2) To sell, transfer, mortgage, pledge, receiving pledge exchange or otherwise dispose of any property.

(3) To be a broker, agent or commission agent in transactions and businesses of all types except insurance, membership recruitment for associations, and trading in securities.

(4) To borrow money, overdraw from accounts with banks, juristic persons or other finance institutions; and to lend money or otherwise give credit, with or without security; as well as to accept, issue, transfer or endorse bills of exchange or other negotiable instruments except the banking business, finance business and credit foncier business.

(5) To establish branch offices or to appoint agents, within or without the Kingdom.

(6) To become a partner with limited liability in a partnership and a shareholder in other companies.

OPERATING OBJECTS

(7) To carry on the business of trading in rice, rice products, cassava, cassava products, maize, sesame seeds, beans, pepper, jute, kapok, cotton, lac, castor beans, wood, resin, vegetables, fruits, forest products, medicinal herbs, animal hides, animal horn, live animals, animal flesh, sugar, animal feed, and agricultural products of all kinds.

(8) To carry on the business of trading in machinery, engines, mechanical tools, labour-saving devices, vehicles, electricity generators and electrical goods, refrigerators, air-conditioners, fans, electric rice-cookers, electric irons, water-pumps, heaters, coolers, kitchen utensils, hardware, copperware, brassware, sanitary fittings, home fittings, furniture, electrical equipment, and plumbing, including spare parts and accessories for the aforesaid goods.

(9) To carry on the business of trading in fresh food, dried food, pre-cooked food, tinned food, food seasoning, liquid refreshment, liquor, beer, cigarettes, and other consumables.

(10) To carry on the business of trading in textiles, yarn, garments, ready-made clothes, wearing apparel and accessories, cosmetics, beauty aids and accessories, and other consumer goods.

(11) To carry on the business of trading in medicines for the curing and prevention of disease in humans and animals, pharmaceutical products, chemical substances, medical and pharmaceutical equipment, fertilizers, herbicides and pesticides, all kinds of growth agents for plants and animals, and scientific instrument and equipment.

(12) To carry on the business of trading in gold, precious metal alloys, silver, diamonds, precious gems and semi-precious stones, including imitations thereof.

(13) To carry on the business of trading in paper, stationery, school books, printed forms, printed books, educational materials, calculators, printers, printing equipment and accessories, printed matter, newspapers, filing cabinets, and all kinds of office equipment.

(14) To carry on the business of trading in construction materials, construction equipment and tools, implements used in construction, all types of workman's tools, pigment and paint, painter's equipment, and all kinds of building ornament and decoration.

(15) To carry on the business of trading in plastics, or other similar materials, either in raw form or processed into articles.

(16) To carry on the business of trading in latex, cured rubber sheet, or other kinds of rubber, which are produced by or derived from any part of the rubber tree, including synthetic rubber and synthetic versions of the said materials or goods made by scientific means.

(17) To carry on the business of rice farming, orchard gardening, growing plant crops, salt production (from evaporation of sea water), forestry, rubber plantation, raising animals, and the stock-raising business.

(18) To carry on the business of a rice mill, sawmill, planing and impregnating timber mill, automobile body builders, ceramic and glazed ware factory, pottery factory, jute-bailing factory, vegetable-oil extraction factory, paper factory, gunny-bag factory, textile factory, spinning factory, textile dying and printing factory, rubber-tire manufacture and retreading factory, iron works, metal casting and machine lathing, and galvanized, iron sheet manufacture, pre-cooked food factory, liquor distillery, gas factory, cigarette factory, sugar-mill, plastic goods factory, metal-pressing and smelting factory, door and window manufacture, glass factory, soft drink manufacture, rubber casting factory, automobile assembly works.

(19) To carry on the business of a printing house, printing and publishing books service, printing and publishing books for sale and newspaper publishing.

(20)    To carry on the business of ice factory.

(21) To carry on the business of fishery, fishing pontoons, and fish trading on piers.

(22)    To carry on business of stone blasting and rock crushing.

(23) To carry on the contracting business of constructing buildings, commercial buildings, residential buildings, offices, roads, bridges, tunnels, dams, and all other kinds of constructions as well as all categories of civil engineering work.

(24) To carry on the business of mining, ore smelting, ore extraction, ore conversion, fusing ores, dressing minerals, mineral surveying, analyzing and examining minerals, grinding ore and transportation of minerals and ore.

(25) To carry on the business of hotels, restaurants, bars, night-clubs, bowling alleys, massage parlors, cinema theatres and other kinds of theatres of entertainment, vacation resorts, sport fields, and swimming pools.

(26) To carry on the business of shipment transportation and loading of goods and passengers on land, on water, or in the air, both within the country and internationally, including the services of bringing shipment at ports through customs clearance and management of all kinds of freight.

(27) To carry on the business of guided tours including all kinds of business involved with guided tours.

(28) To carry on the business of foreign currency exchange (when permitted by the Ministry of Finance).

(29) To carry on the business of import and export for distribution of the goods stipulated in the objects.

(30) To carry on the business of hair-cutting, hair-dressing, beauty-salon, dress-making, and laundry.

(31) To carry on the business of commercial photograph, the development, printing and enlargement of photographs, including the same for documents.

(32)    To carry on the business of production and distribution of movie films.

(33) To carry on the business of a service station selling petrol and providing repair, maintenance and inspection services, lubrication, spraying, and anti-rust treatment for all kinds of vehicles, including the services of installation, inspection and fixing of all kinds of anti-theft and accident prevention accessories.

(34) To carry on service businesses in legal, accountancy, engineering and architectural fields, including advertising.

(35) To undertake a service business providing guarantees for debt, liability or performance of the contractual obligations of other persons, including the guarantee for a person who has entered or departed the country in accordance with the laws of immigration, taxation and other laws.

(36) To undertake a service business of counselling and making recommendations on problems related to work management, commerce and industry, including problems of manufacturing, marketing and distributing.

(37) To carry on a service business of collecting, compiling, preparing, publishing and distributing statistics, data and information concerning agriculture, industry, commerce, finance and the market, including analyzing and assessing the outcome of business transactions.

(38) To carry on the business of a private hospital and nursing home, of curing of the ill and people in pain, and providing technical instruction and training in medicine and health science.

(39) To carry on a service business of being a manager who protects interests, collects and receives the benefit and manages the properties of others.

(40) To carry on the business of bidding for sale of goods and hire of work in accordance with all of the objects, for any person, body of persons, juristic person, government agency and state enterprise.

(41)    To carry on the business of cellular telephone communication services.

(42) To engage in the business of providing news and telex communication services and in the business of providing services on television and radio, mass communication, and all kind of telecommunication; to produce, procure, and to be hired to produce and procure videotape, transmitter and receiver radio, television and video, and all kind of communication equipment including necessary materials and devices in order to implement its business engaged, or its services provided, or otherwise be hired of service.

(43) To carry on its licensed or assigned business and to provide services thereto, or to engage in the business requested by any government agency, state enterprise, juristic person, or private agency both in and outside Thailand, and to enter into or become an associate of a business and affair which it is licensed or assigned or be hired of service in relation with radio, television, video, equipment or all kind of telecommunication instruments or mass communication businesses.

(44) To carry on the business to let property, sell, rent, let, hire purchase, let for hire purchase, sell with right of redemption, exchange, mortgage, or acquire or dispose of land and immovable property by any means. To use or utilize land or other assets and to mortgage, take mortgage of, rent, let, or exchange of movable properties;

(45) To buy, sell, assemble, install radio and telephone appliances and all kind of telecommunications and electronic equipment, as well as radio wires and telegram wires used together with the such equipment and appliances, metals used for installing pole and telephone wires, all kinds of equipment to be used or to facilitate radio telegram in every frequency including receiver or transmitter in any means, equipment for marine telecommunication, tube communication and control systems, satellite communication system, radio communication and accessories thereof.

(46) To carry on the business of repair, and maintenance services of merchandises pursuant to the Company's objects and to clean, test, and give instruction in connection with the application, maintenance and operation thereof.

(47) To make contact with govern agencies and competent office to acquire or dispose of exclusive rights, agreements, rights, ownership, licenses, rights over trademark, industrial property, copyrights, patents, concessions or privileges necessary for business operation of the Company.

(48) To file application and hold permits and other registration which are necessary to or for the purpose of the business of the Company.

(49) To carry on the business of installation, repair, and maintenance of all kind of public telephone and to import, manufacture and sell all kind of telephone appliances, public telephone appliances and telephone cards.

(50) To carry on telecommunication business as well as to market cellular-system telephone service on Digital AMPS 800 Band A of Telecommunication Authority of Thailand, i.e. to procure sale channel for cellular phone and service for Digital AMPS 800 Band A of the Telecommunication Authority of Thailand and to procure additional services in connection therewith, after-sale services and other services in connection with sales and promotion.

Attachment 15.2
                        (Translation from Thai Original)

                             SHAREHOLDERS AGREEMENT
                                       OF
                      TAWAN MOBILE TELECOM COMPANY LIMITED

                                   ----------

        THIS AGREEMENT is made at the Communications Authority of Thailand No. 99 Mu 3, Chaeng Watthana Road, Kwaeng Thung Song Hong, Khet Laksi, Bangkok Metropolis 10002 on 16 October 2000 between THE COMMUNICATIONS AUTHORITY OF THAILAND, by Mr. Thirapong Suttinon, Governor of the Communications Authority of Thailand, hereinafter referred to as "CAT", on the one part, and i-MOBILE HOLDINGS COMPANY LIMITED, a limited company incorporated under the law of Thailand, by Mr. Stephen Wing Fai Sun, the Director authorized to sign to bind i-MOBILE HOLDINGS COMPANY LIMITED as evidenced by the Certification Document of the Partnerships and Companies Registration Office, Bangkok Metropolis No. Mor. Ror. 0026485 dated 10 October 2000, which is attached hereto and referred to in Clause 19.1, and having its head office located at 990 22nd-25th Floor, Rama IV Road, Kwaeng Silom, Khet Bangrak Bangkok Metropolis 10500, hereinafter referred to as "i-Mobile", on the other part.

        WHEREAS CAT has entered into the Shareholders Agreement of Tawan Mobile Telecom Company Limited dated October 14, 1999 with Tawan Telecom Company Limited in order to jointly invest in Tawan Mobile Telecom Company Limited, hereinafter referred to as "the Company" with the main objective to undertake the Marketing Service of the Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT; and

        WHEREAS CAT has agreed to let Tawan Telecom Company Limited, hereinafter referred to as "Tawan" transfer all of its shares in the Company to i-Mobile, subject to condition that i-Mobile shall enter into an agreement with CAT under the terms of the aforesaid Shareholders Agreement of Tawan Mobile Telecom Company Limited.

        Both parties which, unless specifically referred to, shall be hereinafter collectively referred to as "the Parties", are desirous to enter into a joint investment and be further bound by the Shareholders Agreement of Tawan Mobile Telecom Company Limited, and therefore agree to execute this Shareholders Agreement of Tawan Mobile Telecom Company Limited according to the terms as follows:

CLAUSE 1.       FORMATION OF THE COMPANY, ACCEPTANCE OF SHARE TRANSFER AND
                PROPORTION OF SHAREHOLDINGS

        The registration of the Company shall be in accordance with details stipulated in the Memorandum and Articles of Association of the Company as prescribed herein.

        1.1 The Thai name of the Company shall be "BORISAD TAWAN MOBILE TELECOM JAMKAD". The English name of the Company shall be "TAWAN MOBILE TELECOM COMPANY LIMITED".

        1.2 The head office of the Company shall be located at No. 947 Mu 12, Bangna-Trad Road, Kwaeng Bangna, Khet Bangna, Bangkok Metropolis 10260. If there will be any change in the address of the head office of the Company, a written notice thereof shall be given to CAT not less than 30 (Thirty) days in advance.

        1.3 The main objective of the Company shall be for the Marketing Service of the Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT including other objectives as listed in the Memorandum of Association of the Company.

                In this Agreement, the term "Marketing Service of the Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT" means the provision of means for the distribution of cellular mobile telephones, the provision of means for sale of services of the Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT including the provision of value added services relating thereto as well as after sale services and supplementary services relating to the sale and marketing promotion.

                In carrying out the business under the objective mentioned in paragraph one hereinabove, the Company shall comply with all related laws and resolutions of the Cabinet.

        1.4 Subject to Clause 2 hereof, the registered capital of the Company shall be Baht 15,000,000 (Fifteen million Baht) divided into 1,500,000 (one million five hundred thousand) ordinary shares entered in a name certificate with the par value of Baht 10 (Ten Baht) each.

        1.5 i-Mobile holds shares in the Company at 65 per cent of the total number of shares in the Company. i-Mobile has accepted the transfer of ordinary shares from the shareholders who are promoters and Tawan in the amount of 65 per cent of the total number of shares, i.e. shares numbered 0000001- 0000070 and numbered 0045071-1020000 being a total of 975,000 (nine hundred seventy five thousand) shares.

        1.6 i-Mobile agrees to become a shareholder in the Company and to accept the assignment of rights, duties and liabilities which Tawan has towards CAT and the Company under the Shareholders Agreement of Tawan Mobile Telecom Company Limited dated 14 October 1999 in all respects, pursuant to the Agreement for Assignment of Rights, Duties and Liabilities under the Shareholders Agreement of Tawan Mobile Telecom Company Limited between CAT, Tawan and i-Mobile dated 16 October 2000.

        1.7 CAT holds shares at 32 per cent of the total number of shares, i.e. shares numbered 1020001-1500000 being the total of 480,000 (four hundred eighty thousand) shares. The initial payment was made at 85 per cent of the value of those shares. i-Mobile agrees to make payment for the remaining value of those shares to the Company in place of CAT in cash within 5 days from the date on which i-Mobile accepts the transfer of shares from Tawan according to Clause 1.5. Hence, CAT needs not make payment for the value of those shares.

CLAUSE 2.       INCREASE OF CAPITAL

        Subject to the stipulations of Clause 5.8, the increase of capital of the Company shall be made in accordance with the following:

        2.1 The registration of increase of capital of the Company both before and after the increase of capital under Clause 2.3 shall be made as the Parties deem it appropriate.

        2.2 In the capital increase before the increase of capital under Clause 2.3, the Parties agree to hold the shares newly issued as per the following proportions:

                2.2.1 CAT shall hold the aggregate of 32 per cent of the total shares of the Company;

                2.2.2 i-Mobile shall hold the aggregate of 65 per cent of the total shares of the Company.

                In the capital increase after the increase of capital under Clause 2.3, the Parties agree to hold the newly issued shares according to their existing shareholding proportions.

        2.3 CAT and i-Mobile agree that the Company shall increase its registered capital by 935,000,000 Baht (Nine hundred thirty-five million Baht) thus resulting in the total registered capital of 950,000,000 Baht (Nine hundred fifty million Baht) subject to the following conditions:

                2.3.1 In case that CAT is transformed or converted into a new juristic entity under the State Enterprise Capital Act B.E. 2542 or other law within September 30, 2001, CAT and i-Mobile agree that the Company shall increase its registered capital to 950,000,000 Baht (Nine hundred and fifty million Baht) within 60 (Sixty) days from the day following the date on which the new juristic entity is transformed or converted from CAT as stated above and the Parties shall hold the newly issued in accordance with the following proportions:

                        2.3.1.1 CAT: 26% of the total shares of the Company.

                        2.3.1.2 i-Mobile: 71% of the total shares of the Company.

                2.3.2 In case that CAT is not yet transformed or converted into a new juristic entity within September 30, 2001 as stipulated in Clause 2.3.1, CAT and i-Mobile agree that the Company shall increase its registered capital to 950,000,000 Baht (Nine hundred and fifty million Baht) within 60 (Sixty) days as from October 1, 2001 and the Parties agree to hold the new shares in accordance with the proportions stipulated in Clauses 2.3.1.1 and 2.3.1.2

        2.4 In case that CAT is not ready to hold shares issued by virtue of the increase of capital according to its proportion under Clause 2.3, i-Mobile agrees to buy the newly issued shares under Clause 2.3 in order to maintain its proportion of 71% of the total shares of the

Company and to purchase the whole proportion of newly issued shares of CAT which equals to 26% of the total shares of the Company. i-Mobile agrees to completely transfer the whole proportion of newly issued shares of CAT which equals to 26% of the total shares of the Company to CAT at the par value of Baht 10 (Ten Baht) per share within 15 (Fifteen) days from the date on which i-Mobile receives a notice in writing from CAT, provided CAT needs not make payment for those newly issued shares.

        2.5 CAT and i-Mobile agree to exercise their voting right as the shareholders for the increase of the Company's registered capital according to Clause 2.3, and to take action according to Clause 2.4.

        2.6 When i-Mobile has purchased the shares issued by virtue of the increase of capital according to Clause 2.4, i-Mobile agrees that both before and after the date on which i-Mobile transfers the newly issued shares to CAT according to Clause 2.4, CAT still has rights and duties stipulated under this Agreement and i-Mobile agrees to cause CAT to receive the dividends stipulated under Clause 9 according to CAT's shareholding proportion of 26% of the total shares in the Company in all respects.

        2.7 All shareholders, except CAT, shall make payment for such newly issued shares in cash within 60 (Sixty) days from the date of receipt of a notice in writing from the Company.

        2.8 i-Mobile agrees to make full payment for CAT's newly issued shares before the increase of capital under Clause 2.3 as well as for CAT's newly issued shares under Clauses 2.3 and 2.4 in place of CAT in cash within the period of time for payment thereof as required by the Company. Thus, CAT needs not make payment for those shares.

                The first paragraph shall apply only in the case of the increase of capital for the purpose of the Marketing Service of the Mobile Telephone Under the Cellular Digital AMPS 800 Band A System of CAT. The increase of capital for other purpose shall require prior approval of CAT, and CAT must pay for the shares newly issued that CAT must pay by itself as follows:

                a. Payment equal to 50% of the amount of each call shall be made within 60 (Sixty) days of the date of receipt of notice in writing from the Company.

                b. Payment of the balance equal to 50% shall be made within 60 (Sixty) days of the due date of payment under Clause 2.8 a without any interest thereon.

        2.9 If i-Mobile does not make payment for the new share issued as a result of the increase of capital as stipulated in Clause 2.8 in place of CAT within the period of time for payment thereof required by the Company, i-Mobile shall make payment therefor and shall pay the interest thereon to CAT at the rate of 1.25 (One point two five) per cent per month commencing from the due date of payment until the date on which such payment is made in full. A fraction of a month shall be treated as one month.

CLAUSE 3.       TRANSFER OF SHARES

        3.1 The transfer of shares of i-Mobile under this Agreement must receive prior consent in writing from CAT and the transferee shall enter into an agreement with the other party under the terms as stipulated in this Agreement.

                If any of the Parties would like to sell all or part of its shares, such party shall first offer those shares to the other party by sending written notice to the other party specifying the offering price. If the offeree fails to exercise its right to purchase those shares within 60 (Sixty) days from the date of receipt of such written notice, the offeror may, offer its shares to a third party who is not a business competitor of the Company or CAT or CAT Group that provides the service of mobile telephone under the cellular system, or of the juristic entity receiving the rights and duties hereunder from CAT or a new juristic entity transformed or converted from CAT or of a group of the juristic entity receiving rights and duties hereunder from CAT pursuant to Clause 13.10 or of a group of juristic entity transformed or converted from CAT that provide the service of mobile telephone under the cellular system, or of Hutchison Group which provides the service of mobile telephone under the cellular system, subject to the following conditions:

                (a) the number of shares sold equals to the number of shares offered to the offeree;

                (b) the price per share is not less than the price offered to the offeree;

                (c) the terms and conditions of the offer are not better than those offered to the offeree.

                The restriction on share transfer under the second paragraph shall not apply to the disposal of shares by either party to its subsidiary or affiliated company which is not a business competitor of the Company, or the disposal of shares of CAT to a juristic entity receiving the assignment of rights and/or duties hereunder from CAT pursuant to Clause 13.10, paragraph one, and/or a juristic entity transformed or converted from CAT pursuant to Clause 13.10, paragraph two, or a subsidiary company or affiliated company of CAT or a subsidiary company or affiliate company of the juristic entity receiving the assignment of rights and/or duties hereunder from CAT pursuant to Clause 13.10, paragraph one and/or the juristic entity transformed or converted from CAT pursuant to Clause 13.10 paragraph two, or a foreign company which is a strategic partner of CAT which is not a business competitor of the Company or a business competitor of Hutchison Group that provides the telecommunication service under the cellular system.

        The transfer of shares by i-Mobile under the second and third paragraph does not require the prior consent of CAT, provided that the transferee must enter into an agreement with other parties under the same terms and conditions as stipulated herein.

        The term "business competitor of the Company" means a person or juristic person providing telecommunications service under the cellular system in Thailand and a person undertaking marketing service of the mobile telephone under the cellular system in Thailand including an affiliated company of such person or juristic person, and a foreign company which is a strategic partner of CAT in the telecommunications business that is the business of mobile telephone service under the cellular system in Thailand.

        The term "subsidiary company" means

        (1) A company in which CAT or the juristic entity receiving the transfer of rights and/or duties hereunder from CAT according to Clause 13.10, paragraph one, or the juristic entity transformed or converted from CAT according to Clause 13.10, paragraph two or i-Mobile holds shares in excess of 50 per cent of its total shares.

        (2) A company in which the company under (1) holds shares in excess of 50 per cent of its total shares.

        (3) A company of which the shares are held in respective order beginning from the shareholding by the company under (2) in the company of which the shares are being held by it, provided that the shareholding in such company in each order is in excess of 50 per cent of the total shares of the company of which shares are so held.

        (4) The company of which the shares are held by either CAT or the juristic entity receiving the transfer of rights and/or duties hereunder from CAT according to Clause 13.10, paragraph one or i-Mobile, or the juristic entity transformed or converted from CAT according to Clause 13.10, paragraph two, or the company under (1) (2) or (3) in the aggregate more than 50 per cent of the total shares of the company of which the shares are so held.

        The term "affiliated company" means a company that has absolute power to control or direct the policies of related companies, or a company in which the related company has absolute power to control or direct its policies, in either case whether by the holding of voting securities, by contract or otherwise.

        The rights and duties of CAT which are not the same as those of other shareholders under the conditions of this Agreement shall not be transferred to the transferee of CAT's shares, except for the transfer of shares to the juristic entity receiving the transfer of rights and/or duties hereunder from CAT according to Clause 13.10, paragraph one and/or to the juristic entity transformed or converted from CAT according to Clause 13.10, paragraph two, or to a subsidiary or affiliated company of CAT, or the juristic entity receiving the transfer of rights and/or duties hereunder from CAT, or the juristic entity transformed or converted from CAT as stated above.

        3.2 i-Mobile agrees to give right to CAT to swap the shares which CAT holds in the Company with the shares of i-Mobile or BFKT (Thailand) Ltd., provided that those shares of i-Mobile or BFKT (Thailand) Ltd. shall have the value equivalent to the value of the shares which CAT holds in the Company.

        3.3 i-Mobile agrees to cause the Hutchison Telecommunications Investment Limited to maintain its shareholding proportion of at least 49% of the total number of shares in i-Mobile for a period of 3 (Three) years from the date on which i-Mobile accepts the transfer of 65% of the total number of shares in the Company or until the date on which the Company is listed on the Stock Exchange in case that the Company is listed on the Stock Exchange prior to the expiry of the aforesaid 3-year period, and of at least 35% of the total number of shares in i-Mobile for a period of 2 (Two) years following the expiry of such 3-year period as from the date on which i-Mobile accepts the transfer of 65% of the total number of shares in the Company or until the date on which the Company is listed on the Stock Exchange in case that the Company is listed on the Stock Exchange prior to the expiry of such 2-year period.

CLAUSE 4.       LISTING OF THE COMPANY ON THE STOCK EXCHANGE

        The Parties agree that if any company is to be listed on the Stock Exchange, the Parties shall cause the Company to be listed on the Stock Exchange. In case that other company is to be listed on the Stock Exchange, the Parties shall cause the Company to be part of the business listed on the Stock Exchange.

        When the Company is listed on the Stock Exchange, i-Mobile must maintain its shareholding proportion in the Company at not less than 20% of the total number of shares in the Company and CAT must maintain its shareholding proportion in the Company at not less than 7.32% of the total number of shares in the Company for a period of 2 years from the date on which the Company is listed on the Stock Exchange.

        If i-Mobile wishes to decrease its shareholding proportion to less than 20%, or CAT wishes to decrease its shareholding proportion to less than 7.32% as stated above, i-Mobile or CAT must first offer those shares together with the offering price to the other party (right of first refusal) by giving written notice thereof to the other party as stipulated in Clause 3.1.

CLAUSE 5.       MEETING OF SHAREHOLDERS

        5.1 The Company's Board of Directors shall hold an Ordinary Shareholders' Meeting within 4 (Four) months from the fiscal year end of the Company. The agenda shall at lease include the following:

                5.1.1 The appointment of the Board of Directors of the Company pursuant to Clause 6;

                5.1.2   The appointment of an auditor; and

                5.1.3 Approval of the audited balance sheet and profit and loss accounts of the Company.

        5.2 Each shareholder shall have 1 (One) vote for each of the shares he holds. The shareholders may present at the General Meeting of Shareholders either in person or by proxy. The instrument appointing such proxy shall be made in writing.

        5.3 Notices for every General Meeting of Shareholders shall be made in writing and sent to each of the shareholders, listed in the Shareholders Register, by registered mail with return receipt requested, at least 14 (Fourteen) days in advance. Such notice shall specify the place, date, time, agenda and the status of the Company at such time.

                In case of necessity or emergency, the Company may send such notices to shareholders, as mentioned in the preceding paragraph by registered mail with return receipt requested, at least 7 (Seven) days in advance.

        5.4 The quorum of the General Meeting of Shareholders shall consist of shareholders

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                                     - 60 -

or proxies holding not less than one-half of the total shares of the Company present in such meeting.

        5.5 The Chairman of the Board of Directors of the Company shall preside at every General Meeting of Shareholders. If the Chairman of the Board of Directors is not present, the Vice Chairman of the Board of Directors shall preside at that meeting. If the Chairman and the Vice Chairman are not present, the shareholders present in that meeting will elect a Director to be the chairman of the meeting.

        5.6 Ordinary resolutions of the General Meeting of Shareholders shall require the votes not less than one-half of the total number of shares of all shareholders present at the meeting, except for the following matters which shall require the votes not less than three-fourths of the total shares of the
Company:

                5.6.1 Subject to Clause 9, the approval for the distribution of dividends or appropriation to a reserve fund.

                5.6.2 The engagement in any business not related or incidental to the provision of telecommunications services.

        5.7 The Board of Directors of the Company may hold an Extraordinary Shareholders' Meeting whenever the Board of Directors finds it necessary or upon request made by any party/parties or shareholder/shareholders who singly or collectively hold(s) not less than one-fifth of the total shares.

        5.8 The undertaking of the following matters shall be made only by special resolution of the General Meeting of Shareholders and shall first be approved by CAT:

                5.8.1 Amendment of the Memorandum or Articles of Association other than the amendment pursuant to the resolution of the Cabinet;

                5.8.2 Change in the shareholding proportion of i-Mobile in the Company except for the cases under Clause 3.1, paragraph two and paragraph three;

                5.8.3 Transfer of all or part of the shares of i-Mobile in the Company except for the case under Clause 3.1, paragraph two and paragraph three;

                5.8.4 Increase or reduction of the registered capital of the Company;

                5.8.5   Dissolution of the Company;

                5.8.6   Amalgamation;

                5.8.7   Change of the Company's status to be a public company;
and

CLAUSE 6.       THE BOARD OF DIRECTORS

        6.1 The Board of Directors of the Company shall consist of the Directors nominated by the respective Parties as follows:

                6.1.1   CAT to nominate:
                        1 Vice Chairman of the Board
                        2 Directors

                6.1.2   i-Mobile to nominate:
                        1 Chairman of the Board
                        4 Directors
                        1 Managing Director

                Total   9 Directors

                Except as provided for in Clauses 2.3, 2.4, 2.5 and 2.6, if CAT or i-Mobile sells or disposes of or transfers its shares in the Company to the other party or a third person or otherwise which causes the shareholding proportion of CAT or i-Mobile in the Company to decrease, or if CAT or i-Mobile purchases or accepts the disposal or transfer of shares held by the other party in the Company from the other party, or if CAT or i-Mobile purchases or accepts the disposal or transfer of shares held by a third person in the Company from such third person which causes the shareholding proportion of CAT or i-Mobile to increase, the right to nominate persons for the appointment as directors of the Company of the party whose shareholding proportion in the Company is increased or decreased shall be amended such that the said party shall have the right to nominate 1 director of the Company for each shareholding proportion of 10 per cent of the total shares in the Company. For the purpose of this Clause, the shareholding between 5 per cent and 10 per cent of the total shares of the Company shall be treated as each shareholding proportion of 10 per cent of the total shares in the Company.

                Irrespective of the shareholding proportion of CAT in the Company, CAT shall always have the right to nominate at least 1 director of the Company.

                In case of vacancy in any position in the Board of Directors of the Company, a new Director shall be appointed through the nomination of the party being entitled to nominate the Director in such vacant position.

                Each Party shall always vote at the shareholders meeting in support of the resolution for the appointment or change of the directors nominated by the other Party as mentioned in the first paragraph

                The Parties shall ensure that the Directors nominated by each of them shall vote or act in accordance with the terms and conditions of this Agreement including the resolutions of the Board of Directors or the resolutions of the general meeting of shareholders which have been duly adopted according to the terms and conditions hereof.

        6.2 The Board of Directors of the Company shall have the following duties:

                6.2.1 Determining the business direction and strategy of the Company;

                6.2.2   Approving the business plan of the Company;

                6.2.3   Determining the financial and investment plans;

                6.2.4 Controlling the operation of the Company in order to be in compliance with the business plan and the budgets;

                6.2.5 Issuing regulations and fixing the duties, authority and remuneration package of the Managing Director of the Company and other executive officers;

                6.2.6 Approving the audited balance sheet and profit and loss accounts of the Company and proposing the same to the meeting of shareholders for approval;

                6.2.7 Supervising the management and administration of business of the Company for the best interests of the Company in accordance with the Articles of Association of the Company and the resolution(s) of the General Meeting of Shareholders;

                6.2.8 Entrusting the Managing Director with duties and responsibilities as it deems appropriate;

                6.2.9 Approving the guidelines for determining the remuneration package of staff (other than the executive officers referred to in Clause 6.2.5) and approving the bonus of all staff (including executive officers);

                6.2.10 Fixing the policy and rate(s) of service fee to make it consistent with the market condition.

                The Parties agree that the Directors appointed through the nomination of each respective Parties shall be entitled to engage in any business of the same nature as of the business of the Company, and subsequent to the statutory meeting, the General Meeting of Shareholders shall resolve to consent to such engagement pursuant to Section 1168 of the Civil and Commercial Code, provided always that all the Directors still have the duties to act for the best interests of the Company.

        6.3 The Vice Chairman of the Board and Directors appointed through the nomination of CAT under Clause 6.1.1, shall be CAT personnel.

        6.4     A Director need not be shareholder of the Company.

        6.5 One of the Directors nominated by CAT and one of the Directors nominated by i-Mobile whom are assigned by the Company's Board of Directors shall be authorized to enter into any juristic act and to sign any document to bind the Company.

        6.6 At the first Ordinary Shareholders' Meeting in each year, one-third of the Directors, or, if their number is not a multiple of three, then the number nearest to one-third must retire from office.

                The Directors to retire during the first and second years subsequent to the execution of this Agreement shall be drawn by lots. In every subsequent year, the Directors who have been longest in office shall retire.

                The retiring Directors are eligible for re-election.

        6.7 Quorum of the Meeting of the Board of Directors of the Company shall be the presence, whether in person or by proxy, of more than one-half of the total number of directors. The Chairman of the Board shall be the Chairman of the meeting, or if the Chairman of the Board is not present, the Vice Chairman of the Board shall then be the Chairman of the meeting. If the Chairman of the Board and the Vice Chairman of the Board are not present, the Directors present may choose one of their members to be chairman of such meeting.

        6.8 Notwithstanding the number of Directors or their proxies who are present at any Meeting of the Board of Directors and thereby constitute a quorum, resolutions of the Meeting of the Board of Directors in the following matters shall require the votes not less than one-half of the total number of directors present at the meeting and one of which shall always be the vote of the Director nominated by CAT:

                6.8.1 Any policy other than the principal objective(s) of the Company which bears a risk;

                6.8.2 Change of any major policy which has generally been implemented in the operations of the Company;

                6.8.3   Subject to Clause 9, payment of interim dividends;

                6.8.4 Amendment of the Memorandum or Articles of Association of the Company;

                6.8.5   Increase or decrease in registered capital;

                6.8.6   Dissolution or amalgamation of the Company;

                6.8.7 Sale, mortgage, creation of any encumbrance or disposal of any asset of the Company with a value in excess of Baht 500 million (Five hundred million Baht);

                6.8.8 The entering into any commitment for a period of more than 10 (Ten) years;

                6.8.9   Change of the Company's status to be a public company;

                6.8.10  Planning of annual administrative plan;

                6.8.11 The entering into a borrowing agreement or lending of fund to any person or giving guarantee in excess of Baht 500 million (Five hundred million Baht);

                6.8.12 The institution of composition process by arbitration or judicial proceedings;

                6.8.13 The creation of encumbrances over the Company's rights and assets to a third party except as permitted according to the agreement made with CAT;

                6.8.14 Transfer of the Company's assets to a third party other than in the normal course of business of the Company; and

                6.8.15 Operation of the Company's business outside the main objectives of this Agreement.

                In the case that the Annual Budget for any year is not approved by the Board of Directors, then the Annual Budget of the previous year shall apply for such year until the Board of Directors approves the Annual Budget for such year.

        6.9 Any resolution of the Meeting of the Board of Directors of the Company other than those stipulated in Clause 6.8 shall require the votes not less than one-half of the total number of directors present at the meeting.

        6.10 At any of such meeting, the Chairman of the Board and each Director shall have 1 vote each.

        6.11 Each Director is entitled to appoint a proxy to attend and vote on his behalf, at any meeting, provided each appointment shall be made in writing and shall be presented to the chairman of any of the Meeting of the Board of Directors at or before the beginning of such meeting.

        6.12 The Meeting of the Board of Directors shall be held at least once every 3 (Three) months.

        6.13 Notices to the Meeting of the Board of Directors shall be given to the Directors not less than 7 (Seven) days in advance. The notice requirement may be waived if all the Directors agree.

        6.14 Any action required or permitted to be taken at any Board of Directors meeting may be taken without convening a meeting if a resolution in writing, setting forth the action to be so taken, is signed by all the Directors and shall take effect as of the date of the signature of the last Director who signs. Any such resolution may consist of several documents in like form, each signed by one or more Directors. The duly signed resolution shall be delivered to the Chairman and placed in the minutes book of the Company.

        6.15 A Director may attend the meeting by way of telephone or video conference. In such case, no proxy is allowed. The quorum and passing of resolution of the meeting in which one or more Director(s) participate(s) by way of telephone conference shall be the same as those specified in Clauses 6.7, 6.8 and 6.9.

CLAUSE 7.       MANAGING DIRECTOR

        7.1 The Managing Director is authorized to manage the Company businesses, in accordance with the policy laid down by the Board of Directors of the Company, in order to achieve the maximum benefit to the Company. The Managing Director shall be responsible to report the result of the operation to the Board of Directors of the Company including to suggest matters which will be beneficial to the Company and to supervise the performance of the Company's employees as he deems it appropriate.

        7.2 The appointment, transfer and change of the Managing Director or the appointment of a substitute to replace the Managing Director who has resigned, been disqualified or died, shall be in accordance with the approval given by the General Meeting of Shareholders.

        7.3 The Managing Director is required to propose, to the consideration of the Board of Directors, any matters which are beyond the powers and duties entrusted to him by the Board of Directors.

CLAUSE 8.       RECRUITMENT AND APPOINTMENT OF THE MANAGEMENT

        8.1 The Board of Directors shall recruit and appoint, from persons suggested by the Managing Director, members of the Management to operate the businesses of the Company in accordance with the policy of the Board of Directors.

        8.2 The Management shall at least report the following matters to the Board of Directors:

                8.2.1   Matters to be reported monthly:

                        8.2.1.1     Result of the monthly operations;

                        8.2.1.2     Report on financial status;

                        8.2.1.3 Report on other matters as required by the Board of Directors.

                8.2.2   Matters to be reported annually:

                        8.2.2.1     Annual Budget;

                        8.2.2.2     Annual Operational Plan;

                        8.2.2.3     3 (Three) years and 5 (Five) years Business
Plan;

                        8.2.2.4 Report on other matters as required by the Board of Directors.

CLAUSE 9.       PAYMENT OF DIVIDEND

        The Company shall, in accordance with the resolutions of the Board of Directors and the General Meeting of Shareholders, pay dividend from the net profit derived in that fiscal year or of the then accumulated profit available for distribution, subject to the appropriation of prudent reserves for the forthcoming year as the Board shall think necessary.

CLAUSE 10.      ACCOUNTS AND AUDITOR

        10.1 The Company shall adopt the generally accepted accounting principles in Thailand.

        10.2 The fiscal year of the Company shall commence on January 1 and end on December 31 of the same year.

        10.3 The auditors shall be appointed from the persons in PricewaterhouseCoopers or other international auditing office as shall be approved by the shareholders meeting.

CLAUSE 11.      AMENDMENT

        11.1 Any addition to, modification, adjustment or amendment of this Agreement, other than those made by virtue of the Cabinet resolution, shall, by an unanimous resolution of the Parties hereto, be made in writing and signed by the Parties in the same manner as required in the signing of this Agreement.

                In case where there is a Cabinet resolution during the term of this Agreement which makes it necessary to effect any addition to, modification, adjustment or amendment of this Agreement, the Parties agree to effect the same to make this Agreement consistent with such Cabinet resolution.

        11.2 If it appears at any time that any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision shall be fully several and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision never comprised a part hereof. The Parties agree to effect any of the acts as stipulated in Clause 11.1 to reach a provision(s) which is/are valid, legal and enforceable in lieu of such invalid, illegal or unenforceable provisions and which is attainable to the business objective or objective as much as possible.

CLAUSE 12.      OPERATIONS OF THE COMPANY

        To enable CAT to participate in the operation and to orientate itself to the business management of a private company, the Parties agree that, CAT may designate its personal to join in the administrative, managerial and service operational levels of the Company, and the Company shall, throughout the term of this Agreement bear all costs relating to expenses, salary, wage, overtime payment, bonus and other welfare and other monies for such CAT personnel. CAT and the Company shall jointly fix the direction and duration of service, position, number of staffs and other conditions as CAT and the Company deem it appropriate.

CLAUSE 13.      MISCELLANEOUS

        13.1 In the event of a conflict or inconsistency between the terms of this Agreement and the Articles of Association of the Company, the terms of this Agreement shall prevail, and the Company shall amend the stipulations of the Articles of Association to make them consistent with the stipulations of this Agreement.

        13.2 Force majeure shall be interpreted in accordance with the Civil and Commercial Code.

        13.3 All agreements, stipulations or writings made or entered into prior to the execution of this Agreement and which are contradictory to this Agreement, shall have no binding effect upon the Parties. The Parties shall be bound by this Agreement and any agreement to be subsequently entered into after the date hereof.

        13.4 The Parties shall conclude the Memorandum and Articles of Association of the Company in line with the stipulations of this Agreement.

        13.5 Subject to Clause 6.8, i-Mobile shall be responsible to arrange loans, guarantee such loans and/or provide the guarantor thereof to enable the Company to operate under its objectives and in accordance with the obligations under this Agreement, so as to achieve the maximum benefit to the Company.

        13.6 i-Mobile shall not assign its rights and obligations under this Agreement to any third party unless with prior written consent of CAT.

        13.7 The operation of business under this Agreement shall not render any parties holding shares alongside with CAT or any employees of such parties to become CAT personnel.

        13.8 This Agreement shall be construed in accordance with the law of Thailand. The interpretation of any question arisen out of this Agreement or any documents relating to the same, shall be made in accordance with the law of Thailand.

        13.9 In case of any dispute, conflict or claim arising out of or in connection with this Agreement including the breach, termination or validity of this Agreement, the Parties wish to have the same settled by arbitration in accordance with the UNCITRAL Arbitration Rules applicable at the time of submission of the dispute to arbitration or other arbitration rules as may be agreed by both parties.

                The arbitral tribunal shall consist of three arbitrators, one of whom appointed by CAT and one by i-Mobile. The two arbitrators shall then jointly appoint the third arbitrator to be the chairman of the arbitral tribunal. If the two arbitrators cannot reach an agreement, the Director of the Arbitration Office, Ministry of Justice shall then appoint the third arbitrator. The arbitration shall be conducted in Bangkok Metropolis, Thailand in the Thai language.

        13.10 CAT reserves the right to assign its rights and/or duties hereunder to other juristic entity established under the Act in order to take over the telecommunication business of CAT, whereupon it shall be deemed that i-Mobile has unconditionally agreed and consented to such assignment. CAT shall give a notice of such assignment of rights and/or duties to i-Mobile in writing.

                In case of the change of status or conversion of CAT into a new juristic entity, i-Mobile shall agree and consent to the assignment of CAT's rights and/or duties hereunder to such new juristic entity for the purpose of the continuation of relevant businesses hereunder.

                i-Mobile agrees and consents to waive its right to make any objection, protest or claim as a result of the assignment of rights and/or duties under the first and second paragraph, and agrees to give its consent to the assignment of rights and/or duties hereunder to the new juristic entity under the first and second paragraph in all respects.

CLAUSE 14.      NOTICES TO SHAREHOLDERS

        14.1 All notices relating to this Agreement shall be made in writing and sent to each respective Parties by registered mail with return receipt requested, at the addresses stipulated in Clause 14.2.

        14.2    Addresses of each of the Parties on the date hereof are:

                14.2.1 CAT with its head office located at No. 99 Mu 3, Chaeng Watthana Road, Kwaeng Thung Song Hong, Khet Laksi, Bangkok Metropolis 10002.

                14.2.2 i-Mobile with its head office located at No. 990 22nd-25th Floors, Rama IV Road, Khwaeng Silom, Khet Bangrak, Bangkok Metropolis 10500.

        14.3 Any party intending to change its address from that stipulated in Clause 14.2, shall be required to notify the other party not less than 3 (Three) days prior to such change.

CLAUSE 15.      PERFORMANCE SECURITY

        15.1 Within 7 days after the date on which i-Mobile has duly accepted the transfer of shares and the share certificates of the Company as provided in Clause 16, to guarantee the performance under this Agreement, i-Mobile shall provide a Letter of Guarantee in the amount of Baht 487,500 (Four hundred eighty seven thousand five hundred Baht) to CAT as the performance security under this Agreement.

        15.2 If i-Mobile is in breach of any stipulation of this Agreement and fails to rectify the same within 60 (Sixty) days from the date of being notified by CAT, i-Mobile consents for CAT to confiscate the security or to immediately claim the bank issuing the Letter of Guarantee for payment of such amount guaranteed.

        15.3 i-Mobile shall be able to recover the security provided under this Agreement upon the release of its obligations hereunder.

CLAUSE 16.      EFFECTIVE DATE

        This Agreement shall be effective as from the date on which i-Mobile has duly accepted the transfer of shares from Tawan in accordance with the Agreement for Assignment of Rights, Duties and Liabilities under the Shareholders Agreement of Tawan Mobile Telecom Company Limited between CAT, Tawan and
i-Mobile dated.................

CLAUSE 17.      TERMINATION RIGHT

        i-Mobile agrees to cause Tawan to duly and completely transfer its shares of approximately 65% to i-Mobile within 45 (forty-five) days from the day following the execution date hereof. If Tawan fails to transfer those shares to i-Mobile and/or i-Mobile refuses to accept the transfer of those shares from Tawan in full and complete order with the prescribed time, i-Mobile agrees that CAT may immediately terminate this Agreement without prior notice.

CLAUSE 18.      TERMINATION OF THE AGREEMENT

        If any party is no longer a shareholder of the Company, this Agreement shall become unenforceable only in respect of such party but shall remain enforceable to the party that still holds shares in the Company; except that in case of the transfer of shares of CAT to a juristic entity receiving the rights and/or duties hereunder from CAT according to Clause 13.10, paragraph one, and/or the juristic entity transformed or converted from CAT according to Clause 13.10, paragraph two, or a subsidiary company or affiliated company of CAT or of the juristic entity receiving the transfer of rights and/or duties hereunder from CAT according to Clause 13.10, paragraph one and/or of the juristic entity transformed or converted from CAT according to Clause 13.10, paragraph two, the Parties agree that this Agreement shall remain enforceable in respect of the transferee of shares from CAT.

        The terms "subsidiary company" and "affiliated company" under the first paragraph shall have the meanings as ascribed in Clause 3.1.

CLAUSE 19.      ATTACHMENTS

        The following documents are attached hereto and shall be deemed as part hereof:

        19.1 The Certification Document (Affidavit) of i-Mobile Holdings Co., Ltd. issued by the Bangkok Metropolis Partnerships and Companies Registration Office.

        Any terms in the attachments conflicts to this agreement, the term in this agreement shall be prevail.

        This Agreement is made in duplicate with identical content. The Parties have thoroughly read and understood the same and, therefore, set their hands together with their seal (if any) affixed in presence of witnesses, each holding one copy.

The Communications Authority of Thailand            i-Mobile Holdings Company Limited

Signed /s/ Thirapong Suttinon                       Signed /s/ Stephen Wing Fai Sun
       ------------------------                            --------------------------
       (Mr. Thirapong Suttinon)                            (Mr. Stephen Wing Fai Sun)

Signed /s/ Ormsin Chevapruk Witness                 Signed /s/ Tim Tak Timothy Wong Witness
       ---------------------                               ------------------------
       (Mr. Ormsin Chevapruk)                              (Mr. Tim Tak Timothy Wong)

Signed /s/ Wattanachai Wattanasonthi Witness        Signed /s/ Wisit Kanjanopas Witness
       -----------------------------                       --------------------
       (Mr. Wattanachai Wattanasonthi)                     (Mr. Wisit Kanjanopas)

Attachment 15.3

                             [GRAPHICS APPEARS HERE]
                         CDMA NETWORK TECHNICAL PROPOSAL

                                      [***]

Attachment 15.4
                                     Annex 1

  Province           District            Priority
-------------    ----------------    ----------------
Pathumthanee     Muang                              1
                 Lamlukka                           1
                 Tanyaburi                          1
                 Klongluang                         1
                 Sarmkok                            2
                 Lardlumkaew                        2
                 Nongsua                            3

Samutprakarn     Muang                              1
                 Prapradaeng                        1
                 Bangplee                           1
                 Bangbor                            2
                 Phra Samutjedee                    1
                 King Amphur
                 Bangsaothong                       2

Nonthaburi       Muang                              1
                 Pakkred                            1
                 Bangbuathong                       1
                 Bangkruay                          2
                 Bangyai                            2
                 Sainoi                             2

Petchaburi       Muang                              1
                 Thayang                            2
                 Cha-am                             1
                 Bann Laem                          3
                 Bann Lard                          3
                 Khao Yoy                           2
                 Kangkrajan                         3
                 Hard Chao Samran                   1

Kanjanaburi      Muang                              1
                 Thamuang                           1
                 Thamaka                            1
                 Phanomthuan                        2
                 Laokwan                            3
                 Borploy                            2
                 Saiyok                             2
                 Thongpapoom                        2
                 Sangklaburi                        2
                 Srisawas                           2

Samutsakorn      Muang                              1
                 Krathumban                         1
                 Banpaew                            2

Lopburi          Muang                              1
                 Bann Mee                           1
                 Koksamrong                         2
                 Chaibadan                          1
                 Thawung                            2
                 Pattananikom                       2
                 Nongmuang                          3
                 Thaluang                           3
                 Sraboth                            3

                                     Annex 1

  Province           District            Priority
-------------    ----------------    ----------------
Ayudhaya         Muang                              1
                 Bangpa-in                          1
                 Sena                               1
                 Wangnoi                            2
                 Thanrua                            2
                 Bangsrai                           2
                 Pakhai                             2
                 Uthai                              2
                 Bangpahan                          3
                 Lardbualuang                       2
                 Bangban                            3
                 Nakornluang                        2
                 Phashee                            2
                 Maharaj                            3
                 Bangsai                            3
                 Bann Prak                          3

Srakaew          Muang                              1
                 Watthana-nakorn                    2
                 Aranyaprathes                      1
                 Wangnamyen                         2
                 Khao Chakan                        3
                 Thapraya                           3

Samutsongkram    Muang                              1
                 Amphawa                            2
                 Bangkhonthee                       3

Prachuabkirikhan Muang                              1
                 Thabsakae                          2
                 Bangsaphan                         2
                 Pranburi                           1
                 Hua Hin                            1
                 Sarm Roi Yod                       3
                 Kuiburi                            3
                 Bangsaphannoi                      3


Singhburi        Muang                              1
                 Inburi                             2
                 Bangrachan                         3
                 Kaibangrachan                      3
                 Phromburi                          3
                 Thachang                           3

Saraburi         Muang                              1
                 Kangkoi                            1
                 Nongkhae                           1
                 Phraphuttabat                      1
                 Muaklek                            1
                 Bann Mor                           2
                 Wiharndaeng                        3
                 Saohai                             3
                 Wangmuang                          3
                 Nongsang                           3
                 Nongdon                            3
                 Kornphud                           3

                                     Annex 1

  Province           District           Priority
-------------    ----------------    ----------------
Trad             Muang                              1
                 Khao Saming                        2
                 Laem ngob                          2
                 Klongyai                           2
                 Bor Rai                            3
                 Kor Chang                          3

Chonburi         Muang                              1
                 Sriracha                           1
                 Panasnikom                         1
                 Sattahip                           1
                 Banglamung                         1
                 Bann Bung                          1
                 Phanthong                          3
                 Bor Thong                          3
                 Nongyai                            3
                 Pattaya                            1
                 Laemchabang                        1
                 Borwin                             1

Chanthaburi      Muang                              1
                 Thamai                             2
                 Soidao                             3
                 Klung                              1
                 Pongnamron                         3
                 Laem Singh                         3
                 Bann Nai Arm                       2
                 Makham                             3

Chachoengsao     Muang                              1
                 Bangpakong                         1
                 Bangnamprew                        2
                 Phanomsarakam                      1
                 Sanamchaikhet                      3
                 Bangkla                            1
                 Bann Po                            3
                 Plangyao                           3
                 Rajasarn                           3

Ratchaburi       Muang                              1
                 Bann Pong                          1
                 Photharam                          1
                 Damnensaduak                       1
                 Pak Thor                           2
                 Jombung                            2
                 Bangphae                           3
                 Suanpeung                          3

Nakornpathom     Muang                              1
                 Sarmpran                           1
                 Kampangsaen                        2
                 Nakornchaisri                      1
                 Banglen                            2
                 Don Toom                           3

Nakornnayok      Muang                              1
                 Bann Na                            2
                 Ongkarak                           3
                 Pakplee                            2

                                     Annex 1

  Province           District           Priority
-------------    ----------------    ----------------
Angthong         Muang                              1
                 Wiseschaicharn                     1
                 Po Thong                           3
                 Sawangha                           3
                 Chaiyo                             3

Suphanburi       Muang                              1
                 Songpheenong                       1
                 Uthong                             1
                 Bangplama                          2
                 Derm Bang- Nang
                 Buad                               1
                 Sriprachan                         2
                 Dan Chang                          2
                 Sarm Chuk                          2
                 Nongyachai                         3
                 Donjedee                           3

Rayong           Muang                              1
                 Klang                              1
                 Bann Chang                         1
                 Bann Kai                           2
                 Pattananikom                       3
                 Wangchan                           3
                 Kor Samed                          1
                 Pluakdaeng                         1
                 Mabtaphud                          1

Prachinburi      Muang                              1
                 Kabinburi                          1
                 Prachantakarm                      2
                 Srimahapo                          2
                 Nadee                              2
                 Bann Srang                         2